UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21763

Name of Fund:  Managed Account Series
               U.S. Mortgage Portfolio
               High Income Portfolio
               Global SmallCap Portfolio
               Mid Cap Value Opportunities Portfolio

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Managed Account Series, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 637-3863

Date of fiscal year end: 04/30/07

Date of reporting period: 05/01/06 - 04/30/07

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


Managed Account Series


ANNUAL REPORT    APRIL 30, 2007


U.S. Mortgage Portfolio
High Income Portfolio
Global SmallCap Portfolio
Mid Cap Value Opportunities Portfolio



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of the Portfolios may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate ("BlackRock") to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


Managed Account Series
P.O. Box 9011
Princeton, NJ 08543-9011



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A Letter to Shareholders


Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended - on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:


Total Returns as of April 30, 2007                                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            + 8.60%        +15.24%
Small cap U.S. equities (Russell 2000 Index)                                           + 6.86         + 7.83
International equities (MSCI Europe, Australasia, Far East Index)                      +15.46         +19.81
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 2.64         + 7.36
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 1.59         + 5.78
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.96         +11.72


If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Trustee


THIS PAGE NOT PART OF YOUR FUND REPORT



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers


We are pleased to provide you with this annual shareholder report for Managed Account Series.

U.S. Mortgage Portfolio

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended April 30, 2007, U.S. Mortgage Portfolio posted a total return of +7.19%. For the same period, the benchmark Citigroup Mortgage Index returned +7.45%. On April 2, 2007, the Portfolio was assigned a new benchmark, the Lehman Brothers Mortgage-Backed Securities Index, which returned +7.46% for the 12-month period. We believe the new benchmark provides a more comparable means for measuring the Portfolio's performance.

Fixed income markets fared quite well during the annual period, but volatility moved stealthily throughout. Early in the period, the Federal Reserve Board's (the Fed) untiring interest rate-hiking campaign continued to push bond yields higher, while exerting downward pressure on prices (which move opposite of yields). The Fed raised the federal funds target rate to 5% in May and 5.25% in June, marking the 17th consecutive interest rate increase since June 2004. The moves resulted in negative performance for virtually all fixed income investments. In the next few months, the markets reversed course, embarking on a strong rally through the end of October. The spark was the Fed's decision to end its two-year interest rate tightening cycle - short-term rates were held steady in August, September and October. The Fed statements officially displayed a "wait-and-see" approach, as inflation levels were still above its implicit comfort zone. Investors, however, took their cue from weaker economic indicators - namely, a significant slowdown in the U.S. housing market. Coupled with a steep reduction in energy costs - which helped mitigate inflationary pressures somewhat - by the end of the first half, the futures markets were predicting the next Fed move to be an ease. In response, interest rates moved steadily lower (and prices higher).

Long-term bond yields traded in a relatively narrow range during the next six months and, despite ample volatility, ended the period little changed. Early in the second half, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. The Fed, which had kept monetary policy on hold since August 2006, was expected to maintain its "balanced" economic assessment at least into mid-2007. Most recently, volatility crept back into the market amid concerns over subprime mortgage lending and a slowdown in the housing market (particularly in late February and early March). As anticipated, the target federal funds rate was left unchanged at 5.25%; but, unexpectedly, the Fed abandoned its tilt toward higher borrowing costs. While inflation remains its "predominant" concern, the Fed's statement dropped a reference to "additional firming," allowing central bankers more flexibility on the direction of interest rates. Policymakers acknowledged the persistent downturn in housing, but repeated that the economy seems likely to continue to expand at a moderate pace over the coming quarters.

Against this backdrop, mortgage securities had a strong year, generating excess return versus U.S. Treasury securities throughout much of the reporting period. The chief exception was late February, when increased speculation about possible contagion from adjustable-rate low credit quality subprime mortgage-backed securities (MBS) dragged on the sector. Overall, mortgages were the second best-performing spread sector during the 12-month period ended April 30, 2007 (+7.46%), lagging only investment grade corporate bonds (+8.27%).

The primary detractor from the Portfolio's relative results was its higher concentration of to-be-announced (TBA) MBS versus more seasoned MBS, particularly early in the period when interest rates rose. The more seasoned issues have better convexity characteristics than TBA MBS, meaning their duration is more stable in changing interest rate scenarios. As such, their value increases as interest rates rise, such as we saw early in the period. This situation was less of an issue in the second half of the annual period as we lessened exposure to TBA in favor of more seasoned mortgage pools.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers (continued)


On the positive side, modest overweight positions in hybrid adjustable-rate mortgages (ARMs) and collateralized mortgage obligations (CMOs) aided the Portfolio's total returns, as did a bias toward higher-coupon mortgage issues, which outperformed lower-coupon issues in the second half of the year.


What changes were made to the Portfolio during the period?

A majority of the Portfolio's net assets were invested in fixed-rate pass-through MBS during the annual period. While we modestly increased the Portfolio's allocation to 30-year mortgages at the end of the period (particularly those with coupons of 6.5% or higher), we generally maintained an underweight in the 30-year sector and an overweight in the 15-year sector, as 15-year paper has less pre-payment risk and better convexity than 30-year product. We also maintained exposure to hybrid ARMs, as they have greater duration exposure to the front end of the yield curve, a feature we found attractive in the flat to inverted yield curve environment.

Midway through the reporting period, the portfolio's new management team slightly altered portfolio composition in an effort to improve the Portfolio's risk and convexity profiles relative to the benchmark Index. This involved increasing the Portfolio's exposure to seasoned mortgage pools (and consequently, reducing TBA exposure), based on our belief that a slowdown in the housing market is likely to more adversely impact TBAs. We also built a small position in CMOs in an effort to enhance the yield of the Portfolio, in addition to improving its convexity. Overall, we maintained the Portfolio's position in Government National Mortgage Association (Ginnie Mae) project loans, which were initially added to improve portfolio convexity. Ginnie Mae project loans are U.S. government guaranteed securitized mortgages of hospitals, nursing homes and multi-family properties, which are approved by the U.S. Department of Housing and Urban Development (HUD). Ginnie Mae project loans typically have stringent prepayment penalties, making them less sensitive to refinancing activity in changing interest rate environments. Our exposure to these securities continued to benefit the Portfolio's performance relative to the benchmark, which does not have a position in project loans.

Conversely, the Portfolio was significantly underweight Ginnie Mae MBS relative to the benchmark, and this aided performance as the sector struggled throughout the reporting period due to a lack of demand from overseas investors.

Finally, in the latter half of the period, we increased the Portfolio's duration, moving it closer to, but still shorter than, the benchmark duration. This is based on our view that downside risks to economic growth have increased amid the weakened housing market. Further economic developments will help to guide future adjustments to the Portfolio's duration.


How would you characterize the Portfolio's position at the close of the period?

Our MBS positioning remained defensive at period-end. Risk-and-reward characteristics favor owning stable cash flow MBS and well-structured CMOs, given the possibility of further weakness in the subprime market.

As of April 30, 2007, we increased our overweight position in 15-year MBS issues relative to the benchmark Index, most recently favoring lower-coupon discount issues in an effort to take advantage of attractive supply/demand dynamics in the 15-year sector. In contrast, we maintained an underweight to 30-year MBS, particularly in light of continuing strong net supply and our expectation for heightened volatility in the months ahead. The Portfolio had no exposure to U.S. agency sectors at period-end, but maintained relatively small allocations to hybrid ARMs, CMOs, ABS and CMBS. The Portfolio remained positioned with a short duration versus the benchmark - 3.50 years compared to
3.79 years for the Lehman Brothers MBS Index - as we continue to believe that the Fed will remain on hold and that long-term interest rates have yet to fully reflect expected Fed policy. This compared to a Portfolio duration of
2.89 years at October 31, 2006, versus 3.59 years for the benchmark.

Eric Pellicciaro
Portfolio Manager


Andrew Phillips
Portfolio Manager


May 30, 2007



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



High Income Portfolio

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended April 30, 2007, High Income Portfolio posted a total return of +11.98%, out-pacing the +11.72% return of its new benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Portfolio's former benchmark, the Credit Suisse High Yield Index, returned +12.65% for the period. We believe the new benchmark is a more comparable means for measuring Portfolio performance.

The high yield market generally moved upward over the past 12 months, although it did encounter weakness in June 2006. The extent of the decline, however, was not as intense as that experienced by other markets in the middle of 2006. Global equities and emerging markets securities declined markedly in May. However, the high yield market found support in benign default rates and lower sensitivity to rising interest rates and, therefore, experienced less volatility than other equity and fixed income asset classes. All told, the market managed to post positive returns in 11 of the past 12 months, aided by the continuation of historically low default rates, relatively low new-issue supply and strong inflows into the asset class.

The high yield market and the fund significantly outperformed Treasury issues, which returned +7.71% for the 12-month period as measured by the Merrill Lynch 10-Year U.S. Treasury Securities Index. Accordingly, the higher-quality sector of the high yield market, which is more closely correlated with Treasury issues, lagged during the period while lower-quality issues outperformed.

The Portfolio benefited from its overweight exposure to lower-tier credits, particularly B-rated and CCC-rated issues, as these segments of the high yield market generated the strongest returns. Conversely, an underweight exposure to BB-rated issues detracted from performance, as generally all segments of the non-investment-grade market continued to post strong returns throughout the period.

In terms of sector attribution, we had positive results from overweight positions in the wireless, metals and media (non-cable) sectors during the 12-month period, while our positions in healthcare and supermarkets detracted from performance.


What changes were made to the Portfolio during the period?

A new management team assumed responsibility for the day-to-day management of the Portfolio in October and implemented its longstanding strategy of investing in higher-quality companies with good pricing power and strong fundamentals. Having said that, the management team did increase allocations to certain lower-quality credit tiers, establishing overweight positions in B-rated and CCC-rated credits in an effort to capitalize on positive returns being generated by these segments of the high yield market. The increased emphasis on lower-quality issues benefited performance in the second half of the fiscal year.

From a sector perspective, exposure to gaming, manufacturing and services was reduced, as was the Portfolio's overweight position in chemicals. The Portfolio's position in automotives was increased slightly, reducing the underweighting in this sector.


How would you characterize the Portfolio's position at the close of the period?

Volatility picked up somewhat toward the end of the period, resulting in an investor flight to quality. However, fundamental and technical valuations remained favorable for the high yield market, with default rates below 1% and a new-issue calendar that was just beginning to satisfy the high yield investor.

At April 30, 2007, the Portfolio had an average credit rating of B, consistent with the benchmark rating. The Portfolio ended the period overweight in the media (non-cable), retail, chemicals and metals sectors, and underweight in the wireline, non-captive diversified, electric and super-markets sectors.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers (continued)


We believe the Portfolio is well-positioned to take advantage of the opportunities in the high yield market. In our view, the biggest question mark for the economy and the high yield asset class in 2007 centers on the buying power of the American consumer. Despite this uncertainty, investors continue to discount risk and seek yield. Furthermore, we expect merger-and-acquisition and leveraged-buyout activity to continue to drive new issuance in the high yield market. We believe the Portfolio's disciplined, but still flexible, approach should prove advantageous in this environment.


Kevin J. Booth, CFA
Portfolio Manager


James E. Keenan, CFA
Portfolio Manager


Scott Amero
Portfolio Manager


Jeffrey Gary, CPA
Portfolio Manager


May 9, 2007


We are pleased to announce that Kevin J. Booth and James E. Keenan are primarily responsible for the day-to-day management of High Income Portfolio. Jeff Gary and Scott Amero also are part of the Portfolio management team.
Mr. Booth is a Managing Director with BlackRock Financial Management and co-head of the high yield team within the Fixed Income Portfolio Management Group. Mr. Booth joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. He was a Managing Director (Global Fixed Income) with MLIM in 2006, a Director from 1998 to 2006 and a Vice President from 1991 to 1998. Mr. Booth has been a portfolio manager with MLIM/BlackRock since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.
Mr. Keenan is a Director with BlackRock Financial Management and co-head of the high yield team within the Fixed Income Portfolio Management Group.
Mr. Keenan has been with the firm since 2004 as a portfolio manager on the high yield team. Prior to that, he was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management, where he held roles as a trader, research analyst and portfolio analyst from 1998 through 2003.


Global Small Cap Portfolio

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended April 30, 2007, Global SmallCap Portfolio had a total return of +15.03%. For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index returned +11.05% and the broader-market MSCI World Index returned +16.98%. As the returns illustrate, small cap stocks lagged the broader equity market during this period.

Global small cap stocks performed very well over the past 12 months, despite enduring a difficult period in the summer of 2006 when fears of slowing economic growth and rising interest rates combined to exacerbate investor jitters. This led to a sharp decline from May into August 2006 as investors rotated away from smaller cap stocks and stocks in emerging economies. In a break from previous years, the MSCI World Index outperformed the MSCI World Small Cap Index as small cap stocks experienced a greater decline during the pullback. Stocks rebounded significantly during the fourth quarter of 2006, and global economic growth combined with low interest rates and high liquidity continued to draw investors to small cap stocks and drive prices higher in 2007.

Within the MSCI World Small Cap Index, overseas markets fared significantly better than the U.S. market, which registered a 6% gain for the year. Japan's market continued to struggle and turned in the only negative return (-15%) among the 22 countries in the index. European markets led the index higher, with U.K. small caps rising 33% for the period. Other European countries that posted excellent gains during the fiscal year included Switzerland (+37%), Italy (+33%) and Sweden (+30%).


What factors most influenced Portfolio performance?

Stock selection in the information technology, consumer discretionary and industrials sectors produced excellent absolute returns during the past year and led to the Portfolio's significant outperformance of its benchmark. In information technology, the Portfolio's relative strength was broad based, with the greatest returns coming in the software and semiconductor industries. Enterprise software maker Hyperion Solutions was a top contributor, rising approximately 70% before being acquired by Oracle in March 2007. Activision, Inc., another software maker focused on gaming, also propelled fund returns in software. RF Micro Devices and Microsemi Corp. were among the many stocks contributing to strength in the semiconductor and semiconductor equipment industry.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Investments in the consumer discretionary sector also contributed meaningfully to the Portfolio's absolute returns and performance relative to the MSCI World Small Cap Index. Specialty retailers and apparel manufacturers across several countries accounted for the majority of the relative strength. Game Group Plc, a chain of computer and videogame retail outlets based in the United Kingdom, led all contributors in the consumer sector, while Italian apparel manufacturer Valentino Fashion Group, S.p.A. also appreciated sharply during the period. In the United States, teen retailer Abercrombie & Fitch Co. and apparel manufacturer Polo Ralph Lauren Corp. overcame concerns of a slowdown in U.S. consumer spending to appreciate substantially. Stock selection in the media industry also produced excess returns for the Portfolio within the consumer discretionary sector.

In industrials, stock selection across several industries drove the Portfolio's strong results. Shares of Vestas Wind Systems, a Danish manufacturer of wind turbines, more than doubled over the past 12 months as the appetite for alternative energy sources surged. Ryanair Holdings, the operator of a low-cost Irish airline, also delivered outsized returns, rising almost 100% during the period. Chinese toll road operator Shenzhen Expressway Co. Ltd. appreciated sharply thanks to the ongoing industrialization of China and investment in the country's infrastructure.

The Portfolio's investments in the energy sector detracted from relative returns as our energy equipment & services holdings underperformed their benchmark peers. Laggards during this period included Ocean Rig ASA, a Norwegian operator of drilling rigs in the North Sea, and Rowan Cos., Inc., a U.S. contract drilling services provider.

Japan was the lone market to generate negative returns within the MSCI World Small Cap Index during the 12 months. Our significant underweight in Japan, combined with strong stock selection in that market, produced positive relative returns. On a geographic basis, stock selection in the United States, Denmark and Hong Kong also boosted Portfolio performance. Our allocations to several emerging markets (specifically Mexico, Brazil and the Philippines), where we identified excellent opportunities, also proved beneficial during the year.


What changes were made to the Portfolio during the period?

We increased the Portfolio's allocation to the consumer discretionary sector, significantly narrowing our underweight position in the sector. Holdings added to the Portfolio included U.S. companies Oakley, Inc., Guitar Center, Inc. and Regal Entertainment Group.

The Portfolio's utilities and energy weightings also rose during the period. Sales of real estate-related companies combined to reduce the Portfolio's allocation to the financials sector. During the period, we eliminated Japanese financial stocks Tokai Tokyo Securities Co. Ltd., Okasan Holdings, Inc. and Shinko Securities Co. Ltd. The Portfolio's weighting in health care also declined, although we continued to hold an overweight position in that sector.

From a geographic perspective, we increased the Portfolio's allocation to the U.S. and U.K. markets. The U.S. small cap market's sell-off during the summer of 2006 created many attractively valued investment opportunities, especially in information technology where we added e-commerce services provider Digital River, Inc. and semiconductor manufacturer Trident Systems. In addition to the U.S. consumer stocks mentioned above, we also established a new position in electric utility Cleco Corp., which has grown to be one of the Portfolio's largest positions in the United States. We also modestly increased our investments in emerging markets, as we continue to find attractively valued stocks in several developing economies.

In other markets, we modestly reduced exposure to Japan, while increasing the Portfolio's investments elsewhere in the Asia-Pacific region. Japanese stocks sold during this period included Sanwa Shutter Corp., a Japanese manufacturer of shutters and doors, Tokyo Steel Manufacturing Co., Ltd. and Tokai Tokyo Securities Co. Ltd., a financial services and brokerage firm.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers (concluded)


How would you characterize the Portfolio's position at the close of the period?

At period-end, the Portfolio had a neutral weighting in the United States, the largest component of the MSCI World Small Cap Index, reflecting the additions we made in the past year. The Portfolio ended the period with underweight positions in the other major developed markets in the index, including the United Kingdom, Japan and Canada.

We have offset these underweight positions by investing in emerging markets in Asia, Mideast-Africa and Latin America, as well as in Europe (ex-U.K.). Using our bottom-up process, we have identified what we believe are a number of attractive investment opportunities in a diverse group of countries, including Brazil, India and South Korea. The companies in which we have invested, in our view, have brighter growth prospects than many of their peers in the developed markets and have been available at attractive prices.

From a sector perspective, the Portfolio ended the period with underweight positions in the financials sector, primarily in U.S. banking, and in the industrials sector, mainly in Japan. The Portfolio also closed its fiscal year modestly overweight in healthcare and utilities.

We remain confident in the future of global small cap investing. Our primary emphasis continues to be on investing in companies that exhibit strong growth characteristics at reasonable valuations.


Murali Balaraman, CFA
Vice President and Portfolio Manager


John Coyle, CFA
Vice President and Portfolio Manager


May 11, 2007


Mid Cap Value Opportunities Portfolio

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended April 30, 2007, Mid Cap Value Opportunities Portfolio generated a total return of +12.51%, outpacing the +10.19% return of the benchmark Standard & Poor's (S&P) MidCap 400 Index.

The 12-month period was somewhat challenging for small- and mid-capitalization stocks relative to their large-cap counterparts, as increased risk aversion and a slowing domestic economy led investors to begin to favor larger-cap issues. Despite volatile energy prices, investor concerns surrounding subprime mortgages and signs of weakness in the U.S. housing market, small- and mid-cap equities managed to post respectable gains during the 12-month period. However, large-cap stocks, as measured by the S&P 500 Index, advanced at a more robust pace, gaining 15.24%.

Following a pronounced sell-off in early May prompted by spiking energy prices and the Federal Reserve Board's (the Fed) 17th consecutive increase in short-term interest rates in June, equities rallied in the back half of 2006. At its August meeting, the Fed opted to leave interest rates unchanged at 5.25%. The Fed's pause spurred a broad equity market rally as the move away from monetary tightening, combined with continued strength in merger-and-acquisition activity, helped propel most domestic equity indexes higher. However, in early 2007, domestic equity markets stumbled following a sharp sell-off overseas and increasing investor concern regarding the subprime mortgage market. Despite these setbacks, equities quickly recovered to end April in positive territory for the year, as stronger-than-expected first quarter corporate earnings and a number of high-profile mergers and acquisitions fueled investor optimism.


What factors most influenced Portfolio performance?

The Portfolio outperformed its benchmark for the 12-month period ended April 30, 2007, as successful stock selection, particularly in the health care, industrials and energy sectors, overshadowed relative weakness, primarily in financial services, materials and utilities. Strength in the healthcare sector was driven in part by favorable performance among biotechnology holdings. Medimmune Inc., a maker of infectious disease and cancer treatment products, and Cephalon, Inc., a provider of biopharmaceutical products, were among the most notable performers. In the industrials sector, stock selection among machinery and transportation-related names added the greatest value. For example, shares of Swift Transportation Co., Inc. soared in early January following a raised bid to take the provider of trucking transportation services private. The Portfolio also realized positive attribution from its investments in energy, with most of the outperformance relative to the benchmark coming from our positions in oil, gas and consumable fuels companies.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Utilities and materials were among the strongest-performing sectors in the benchmark during the period, each gaining more than 20%. The Portfolio's underweight in utilities and unfavorable stock selection among materials names hampered relative returns. Disappointing stock selection in the financial services sector, proved to be the most significant detractor from relative performance during the 12-month period. The Portfolio experienced the most pronounced weakness in the insurance and real estate subsectors. Conseco, Inc., a provider of life insurance and supplemental medical insurance, detracted from investment performance as the company's long-term care business failed to deliver improved results. Despite these challenges, we continue to believe the longer-term outlook here is positive, as management appears to be taking the appropriate steps to turn the company around.


What changes were made to the Portfolio during the period?

We took advantage of lower share prices in the information technology sector and moved from a slightly underweight position to an overweighting. We initiated positions in Citrix Systems, Inc., a provider of access infrastructure software, and Tellabs, Inc., a manufacturer and marketer of voice, data and video network access systems. We find that both firms offer compelling risk-adjusted returns based on our internal valuation parameters. Other portfolio changes within the information technology sector included the elimination of positions in Convergys Corp. and Anixter International, Inc., as both stocks appreciated significantly during the period to reach our estimates of fair value. We also in-creased Portfolio exposure to the utilities sector, reducing an underweight relative to the benchmark. Specifically, we initiated new positions in Alliant Energy Corp., OGE Energy Corp. and Wisconsin Energy Corp.

Conversely, we reduced exposure to the consumer discretionary sector during the period, eliminating several positions as share prices reached our internal price targets. Among them were a number of off-price/discount retailers, including Dollar Tree Stores, Inc. and TJX Cos., Inc., parent of the T.J. Maxx and Marshalls chains. Within the financial services sector, we trimmed exposure through the sale of The Colonial Bancgroup, Inc. and TD Banknorth, Inc., a Northeast-based commercial banking provider. We also decreased an overweight position in the energy sector, primarily through reducing existing positions and the sale of fuel producer and distributor Tesoro Corp.


How would you characterize the Portfolio's position at the close of the period?

Portfolio positioning is largely the result of stock-specific investment decisions, with relative sector overweights and underweights driven by where we are finding the most attractive investment opportunities. At April 30, 2007, the Portfolio was most overweight versus the S&P MidCap 400 Index in information technology, followed by energy and telecommunication services. The Portfolio was most underweight in consumer discretionary and utilities. The Portfolio's largest absolute exposure on April 30, 2007, was in information technology, at 19.1% of net assets, followed by financial services at 15.1% and industrials at 14.9%.

Looking ahead, we believe that the market is approaching a delicate juncture. The Fed hiked interest rates 17 times between June 2004 and June 2006, and the U.S. economy is slowing. The Fed interrupted its monetary tightening campaign at the August 8, 2006, meeting and has remained on hold since, allowing time for the economy to respond to its two-year tightening campaign. At this point, the critical question centers on how abruptly the economy will slow and whether the Fed will take action in the second half of the year to reinvigorate growth. We continue to believe that the economy will experience a soft landing, and have positioned the Portfolio accordingly.

The Portfolio ended April 2007 with a slight bias toward more growth-oriented areas of the market, where we perceive underlying valuations to be more compelling. In addition, we are emphasizing stocks of larger-capitalization companies within our mid-cap investment universe. We believe this approach should help to drive favorable relative performance as economic growth continues to moderate, corporate earnings decelerate and investors grow increasingly selective.


R. Elise Baum, CFA
Vice President and Portfolio Manager


May 9, 2007



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Performance Data


About Fund Performance


None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free, 1-800-441-7762, to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of beneficial interest. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Recent Performance Results


                                                               6-Month          12-Month      Since Inception     Standardized
As of April 30, 2007                                         Total Return     Total Return      Total Return      30-Day Yield
U.S. Mortgage Portfolio*                                        + 2.79%          + 7.19%           + 7.80%            5.52%
High Income Portfolio*                                          + 7.71           +11.98            +18.71             7.88
Global SmallCap Portfolio**                                     +16.91           +15.03            +36.38              --
Mid Cap Value Opportunities Portfolio**                         +11.42           +12.51            +30.48              --
Citigroup Mortgage Index++                                      + 2.89           + 7.45            + 8.43              --
Lehman Brothers Mortgage-Backed Securities Index++++            + 2.95           + 7.46            + 8.43              --
Credit Suisse High Yield Index++++++                            + 7.63           +12.65            +17.05              --
Lehman Brothers U.S. Corporate High Yield 2% Issuer
  Cap Index++++++++                                             + 6.96           +11.72            +15.58              --
Merrill Lynch High Yield Master Index++++                       + 6.83           +12.25            +16.23              --
Ten-Year U.S. Treasury Securities***                            + 1.85           + 7.71            + 3.77              --
MSCI World Index+++                                             +11.87           +16.98            +35.40              --
MSCI Small Cap Index+++++                                       +14.23           +11.05            +36.45              --
S&P Mid Cap 400 Index+++++++                                    +11.98           +10.19            +23.05              --


        * Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Commencement of operations for U.S. Mortgage Portfolio and High Income Portfolio
          is 7/29/05.

       ** Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at nest asset value on the ex-dividend date. Commencement of operations for Global SmallCap Portfolio and Mid Cap Value
          Opportunities Portfolio is 8/02/05.

      *** Since inception total return is from 7/29/05.

       ++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Since inception total return is from 7/29/05.

     ++++ This unmanaged Index includes the mortgage-backed pass through securities of the Government
          National Mortgage Association, the Federal National Mortgage Association and the Federal Home
          Loan Mortgage Corporation that meet certain maturity and liquidity criteria. Since inception total return is from 7/29/05.

   ++++++ These unmanaged market-weighted Indexes mirror the high-yield debt market of securities rated BBB or below. Since inception total returns are from 7/31/05 for the Credit Suisse High Yield Index and from 7/29/05 for the Merrill Lynch High Yield Master Index.

 ++++++++ This unmanaged Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the Index. Since inception total return is from 7/29/05.

      +++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
          Since inception total return is from 8/02/05.

    +++++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.
          Since inception total return is from 8/02/05.

  +++++++ This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market. Since inception total return is from 8/02/05.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Performance Data (continued)                            U.S. Mortgage Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in U.S. Mortgage Portfolio*++ compared to a similar investment in Citigroup Mortgage Index++++ and Lehman Brothers Mortgage-Backed Securities Index++++++. Values illustrated are as follows:


U.S. Mortgage Portfolio*++

Date                                      Value

7/29/2005                               $10,000.00
April 2006                              $10,057.00
April 2007                              $10,780.00


Citigroup Mortgage Index++++

Date                                      Value

7/29/2005                               $10,000.00
April 2006                              $10,092.00
April 2007                              $10,843.00


Lehman Brothers Mortgage-Backed Securities Index++++++

Date                                      Value

7/29/2005                               $10,000.00
April 2006                              $10,090.00
April 2007                              $10,843.00


      * Assuming transaction costs, if any, and other operating expenses, including administration fees.

     ** Commencement of operations.

     ++ U.S. Mortgage Portfolio invests primarily in mortgage-related securities.

   ++++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.

 ++++++ This unmanaged Index includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.

        Past performance is not indicative of future results.



Average Annual Total Return


Period Covered                                           Return

One Year Ended 4/30/07                                    +7.19%
Inception (7/29/05) through 4/30/07                       +4.38



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Performance Data (continued)                              High Income Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in High Income Portfolio*++ compared to a similar investment in Credit Suisse High Yield Index++++ and Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index++++++. Values illustrated are as follows:


High Income Portfolio*++

Date                                      Value

7/29/2005                               $10,000.00
April 2006                              $10,601.00
April 2007                              $11,871.00


Credit Suisse High Yield Index++++

Date                                      Value

7/29/2005                               $10,000.00
April 2006                              $10,391.00
April 2007                              $11,705.00


Lehman Brothers U.S. Corporate High Yield
2% Issuer Cap Index++++++

Date                                      Value

7/29/2005                               $10,000.00
April 2006                              $10,346.00
April 2007                              $11,558.00

      * Assuming transaction costs, if any, and other operating expenses, including administration fees.

     ** Commencement of operations.

     ++ High Income Portfolio normally invests more than 90% of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

   ++++ This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or below. The starting date for the Index in the graph is from 7/31/2005.

 ++++++ This unmanaged Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

        Past performance is not indicative of future results.



Average Annual Total Return


Period Covered                                           Return

One Year Ended 4/30/07                                   +11.98%
Inception (7/29/05) through 4/30/07                      +10.28



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Performance Data (continued)                          Global SmallCap Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Global SmallCap Portfolio*++ compared to a similar investment in MSCI World Index++++ and MSCI World SmallCap Index++++++. Values illustrated are as follows:


Global SmallCap Portfolio*++

Date                                      Value

8/2/2005                                $10,000.00
April 2006                              $11,856.00
April 2007                              $13,638.00


MSCI World Index++++

Date                                      Value

8/2/2005                                $10,000.00
April 2006                              $11,575.00
April 2007                              $13,540.00


MSCI World SmallCap Index++++++

Date                                      Value

8/2/2005                                $10,000.00
April 2006                              $12,287.00
April 2007                              $13,645.00

      * Assuming transaction costs, if any, and other operating expenses, including administration fees.

     ** Commencement of operations.

     ++ Global SmallCap Portfolio invests primarily in a portfolio of equity securities of small cap issuers in various foreign countries and in the United States.

   ++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

 ++++++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.

        Past performance is not indicative of future results.



Average Annual Total Return


Period Covered                                           Return

One Year Ended 4/30/07                                   +15.03%
Inception (8/02/05) through 4/30/07                      +19.49



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Performance Data (concluded)              Mid Cap Value Opportunities Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Mid Cap Value Opportunities Portfolio*++ compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


Mid Cap Value Opportunities Portfolio*++

Date                                      Value

8/2/2005                                $10,000.00
April 2006                              $11,597.00
April 2007                              $13,048.00


S&P MidCap 400 Index++++

Date                                      Value

8/2/2005                                $10,000.00
April 2006                              $11,167.00
April 2007                              $12,305.00


    * Assuming transaction costs, if any, and other operating expenses, including administration fees.

   ** Commencement of operations.

   ++ Mid Cap Value Opportunities Portfolio invests primarily in equity securities that Portfolio management believes are undervalued and therefore represent an investment value.

 ++++ This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

      Past performance is not indicative of future results.



Average Annual Total Return


Period Covered                                           Return

One Year Ended 4/30/07                                   +12.51%
Inception (8/02/05) through 4/30/07                      +16.50



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Disclosure of Expenses


Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Portfolio expenses. However, for each Portfolio of the Fund, the Investment Adviser has contractually agreed to waive and reimburse all fees and expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2006 and held through April 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                              Expenses Paid
                                                            Beginning          Ending       During the Period*
                                                          Account Value    Account Value     November 1, 2006      Annualized
                                                           November 1,       April 30,         to April 30,         Expense
                                                               2006             2007               2007              Ratio
Actual

U.S. Mortgage Portfolio                                       $1,000         $1,027.90           $   0.00              0%
High Income Portfolio                                         $1,000         $1,077.10           $   0.00              0%
Global SmallCap Portfolio                                     $1,000         $1,169.10           $   0.00              0%
Mid Cap Value Opportunities Portfolio                         $1,000         $1,114.20           $   0.00              0%

Hypothetical (5% annual return before expenses)**

U.S. Mortgage Portfolio                                       $1,000         $1,024.80           $   0.00              0%
High Income Portfolio                                         $1,000         $1,024.80           $   0.00              0%
Global SmallCap Portfolio                                     $1,000         $1,024.80           $   0.00              0%
Mid Cap Value Opportunities Portfolio                         $1,000         $1,024.80           $   0.00              0%

  * Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Portfolio Information as of April 30, 2007


U.S. Mortgage Portfolio


                                                      Percent of
                                                         Total
Asset Mix                                             Investments

U.S. Government Agency Mortgage-Backed
  Securities                                              88.2%
Non-Government Agency Mortgage-Backed
  Securities                                               4.4
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage
  Obligations                                              2.3
Asset Backed Securities                                    1.2
Other*                                                     3.9

 * Includes portfolio holdings in short-term investments and options purchased.



High Income Portfolio


Ten Largest Corporate                                  Percent of
Bond Holdings                                          Net Assets

Freescale Semiconductor, Inc., 9.125%
  due 12/15/2014                                           1.3%
CCH I LLC, 11% due 10/01/2015                              1.1
Qwest Corp., 8.875% due 3/15/2012                          1.0
Freeport-McMoRan Copper & Gold, Inc.,
  8.375% due 4/01/2017                                     1.0
NXP B.V., 9.50% due 10/15/2015                             1.0
Primedia, Inc., 8% due 5/15/2013                           1.0
Wynn Las Vegas LLC, 6.625% due 12/01/2014                  1.0
American Tire Distributors, Inc.,11.599%
  due 4/01/2012                                            0.9
Nielsen Finance LLC, 10% due 8/01/2014                     0.9
Domtar, Inc., 7.125% due 8/15/2015                         0.9



                                                       Percent of
Five Largest Industries                                Net Assets

Automotive                                                 6.8%
Diversified Media                                          6.3
Service                                                    5.7
Paper                                                      5.2
Cable--U.S.                                                5.2

  For Portfolio compliance purposes, the Portfolio's industry classifi-cations refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                                       Percent of
Quality Ratings by                                       Total
S&P/Moody's                                           Investments

A/A                                                        0.1%
BBB/Baa                                                    1.5
BB/Ba                                                     20.7
B/B                                                       54.3
CCC/Caa                                                   15.0
NR (Not Rated)                                             1.0
Other*                                                     7.4

 * Includes portfolio holdings in short-term investments, Common Stocks and Preferred Stocks.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Portfolio Information as of April 30, 2007 (continued)


Global SmallCap Portfolio


Ten Largest                                            Percent of
Equity Holdings               Country of Origin        Net Assets

Ryanair Holdings Plc          Ireland                      1.4%
Game Group Plc                United Kingdom               1.2
SSL International Plc         United Kingdom               1.1
Amlin Plc                     United Kingdom               1.0
Cochlear Ltd.                 Australia                    1.0
Cleco Corp.                   United States                1.0
UAP Holding Corp.             United States                1.0
Gyrus Group Plc               United Kingdom               1.0
Permasteelisa SpA             Italy                        1.0
Swiss Life Holding            Switzerland                  0.9



                                                       Percent of
Five Largest Industries                                Net Assets

Energy Equipment & Services                                5.2%
Specialty Retail                                           5.1
Insurance                                                  4.8
Biotechnology                                              4.6
Commercial Services & Supplies                             4.2

  For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                                       Percent of
                                                         Total
Geographic Allocation                                 Investments

United States                                             38.6%
Japan                                                      9.2
United Kingdom                                             7.5
Canada                                                     4.9
Australia                                                  3.3
Italy                                                      3.1
Netherlands                                                2.7
Switzerland                                                2.4
France                                                     2.2
Finland                                                    2.1
Ireland                                                    2.0
Germany                                                    1.9
Hong Kong                                                  1.9
Norway                                                     1.5
Denmark                                                    1.4
South Korea                                                1.4
China                                                      1.3
Mexico                                                     1.3
Sweden                                                     1.0
India                                                      1.0
Bermuda                                                    1.0
Israel                                                     0.9
Malaysia                                                   0.8
Brazil                                                     0.8
Turkey                                                     0.8
South Africa                                               0.6
Belgium                                                    0.6
Philippines                                                0.6
Indonesia                                                  0.3
Singapore                                                  0.3
Other*                                                     2.6

 * Includes portfolio holdings in short-term investments.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Portfolio Information as of April 30, 2007 (concluded)


Mid Cap Value Opportunities Portfolio


                                                       Percent of
Ten Largest Equity Holdings                            Net Assets

Tellabs, Inc.                                              2.8%
Crescent Real Estate EQT Co.                               2.6
Global Payments, Inc.                                      2.6
Newfield Exploration Co.                                   2.5
Timken Co.                                                 2.4
Conseco, Inc.                                              2.1
Allied Waste Industries, Inc.                              2.1
Micron Technology, Inc.                                    2.1
HCC Insurance Holdings, Inc.                               2.0
BEA Systems, Inc.                                          2.0



                                                       Percent of
Five Largest Industries                                Net Assets

Oil, Gas & Consumable Fuels                                5.5%
Insurance                                                  5.4
IT Services                                                4.9
Software                                                   4.7
Real Estate Investment Trusts (REITs)                      4.7

  For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.



                                                       Percent of
                                                         Total
Sector Representation                                 Investments

Information Technology                                    19.2%
Financials                                                15.9
Industrials                                               14.9
Consumer Discretionary                                    11.1
Health Care                                               10.4
Energy                                                     9.8
Utilities                                                  6.3
Materials                                                  5.5
Consumer Staples                                           1.6
Telecommunications Services                                1.2
Other*                                                     4.1

 * Includes portfolio holdings in short-term investments and certain exchange-traded funds.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007


Schedule of Investments as of April 30, 2007                                                              U.S. Mortgage Portfolio

                                                                 Face       Interest            Maturity
Issue                                                           Amount        Rate              Date(s)                 Value
U.S. Government Agency Mortgage-Backed Securities**--244.2%

Fannie Mae Guaranteed Pass-Through Certificates             $  30,846,473     4.50%    7/01/2020 - 6/15/2037 (a)   $   29,754,299
                                                               76,922,029     5.00     5/01/2019 - 6/15/2037 (a)       74,917,491
                                                               60,014,473     5.50     11/01/2033 - 6/15/2037 (a)      59,434,414
                                                               29,026,097     6.00     1/01/2016 - 5/15/2037 (a)       29,350,198
                                                                7,600,000     6.50           5/15/2037 (a)              7,759,129

Freddie Mac Mortgage Participation Certificates                 7,149,560     5.00     9/01/2035 - 6/15/2037 (a)        6,909,911
                                                               16,916,660     5.50    1/01/2036 - 5/15/2037 (a)(f)     16,728,321
                                                                6,104,571     6.00     12/01/2036 - 6/15/2037 (a)       6,154,118
                                                                2,190,177     6.50             8/01/2036                2,237,042

Ginnie Mae MBS Certificates                                     2,747,150     5.00       5/15/2035 - 5/15/2036          2,673,473
                                                                2,300,000     5.50           5/01/2037 (a)              2,282,031
                                                                4,917,192     6.00     11/15/2034 - 5/21/2037 (a)       4,980,078
                                                                1,660,839     6.50       1/15/2032 - 6/15/2035          1,712,281

Total U.S. Government Agency Mortgage-Backed Securities (Cost--$244,763,712)--202.9%                                  244,892,786


U.S. Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations**--5.4%

Fannie Mae Trust Series 370 Class 2                             1,255,137     6.00           5/25/2036 (g)                260,501

Fannie Mae Trust Series 2005-16 Class LE                          730,000     5.50             7/25/2033                  726,769

Freddie Mac Multi-class Certificates Series 2411 Class FJ          45,138     5.67           12/15/2029 (b)                45,333

Freddie Mac Multi-class Certificates Series 2672 Class NH       1,960,000     4.00             9/15/2018                1,805,684

Freddie Mac Multi-class Certificates Series 2783 Class AY         770,000     4.00             4/15/2019                  700,422

Freddie Mac Multi-class Certificates Series 2882 Class UW         680,000     4.50             11/15/2019                 638,679

Freddie Mac Multi-class Certificates Series 2971 Class GD         950,000     5.00             5/15/2020                  928,777

Freddie Mac Multi-class Certificates Series 3242 Class NC       1,420,268     5.75             12/15/2028               1,434,051

Total U.S. Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations (Cost--$6,532,722)--5.4%   6,540,216



                                   Face
                                 Amount    Issue
Asset-Backed Securities**--2.7%

                             $  355,000    American Express Credit Account Master Trust Series 2002-3 Class A,
                                           5.43% due 12/15/2009 (b)(f)                                                    354,992
                                390,000    Capital One Master Trust Series 2001-1 Class A, 5.52% due 12/15/2010 (b)       390,830
                                113,386    Centex Home Equity Series 2004-D Class AV2, 5.66% due 9/25/2034 (b)            113,434
                                 75,000    Citibank Credit Card Master Trust I Series 1997-4 Class B, 5.63% due
                                           3/10/2011 (b)                                                                   75,305
                                 50,070    Citigroup Mortgage Loan Trust, Inc. Series 2005-Opt1 Class A1B, 5.53%
                                           due 2/25/2035 (b)(f)                                                            50,076
                                186,310    Collegiate Funding Services Education Loan Trust I Series 2005-A Class A1,
                                           5.81% due 9/29/2014 (b)                                                        186,425
                                216,457    Countrywide Asset Backed Certificates Series 2004-6 Class 2A4, 5.77% due
                                           11/25/2034 (b)                                                                 217,722
                                           Discover Card Master Trust I (b):
                                325,000       Series 2003-4 Class A1, 5.43% due 5/15/2011                                 325,488
                                350,000       Series 2004-1 Class A, 5.35% due 4/16/2010                                  350,613
                                123,881    GE Commercial Equipment Financing LLC Series 2004-1 Class A3, 5.34%
                                           due 10/20/2008 (b)                                                             123,891
                                500,000    GE Dealer Floorplan Master Note Trust Series 2005-1 Class A, 5.36%
                                           due 4/20/2010 (b)                                                              500,094
                                197,686    Irwin Home Equity Series 2005-C Class 1A1, 5.58% due 4/25/2030 (b)             197,738
                                           Residential Asset Securities Corp. (b):
                                 54,594       Series 2004-KS7 Class A2B2, 5.59% due 5/25/2033                              54,645
                                100,177       Series 2004-KS12 Class AI2, 5.55% due1/25/2035                              100,204
                                275,105    Structured Asset Investment Loan Trust Series 2005-10 Class A3, 5.41%
                                           due 12/25/2035 (b)                                                             275,148

Total Asset-Backed Securities (Cost--$4,062,102)--2.7%                                                                  3,316,605


Non-Government Agency Mortgage-Backed Securities**--10.1%

Collateralized Mortgage                    Banc of America Mortgage Securities (b):
Obligations--8.6%               275,423       Series 2003-3 Class 2A1, 5.87% due 5/25/2018                                276,918
                                418,317       Series 2003-10 Class 1A6, 5.77% due 1/25/2034                               420,221
                              1,382,420    Countrywide Alternative Loan Trust Series 2006-41CB Class 2A17, 6%
                                           due 1/25/2037                                                                1,394,086
                                918,079    Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-J2
                                           Class A2, 5.82% due 3/25/2034 (b)                                              919,705



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007


Schedule of Investments (continued)                                                                       U.S. Mortgage Portfolio

                                   Face
                                 Amount    Issue                                                                        Value
Non-Government Agency Mortgage-Backed Securities** (concluded)

Collateralized Mortgage     $ 2,022,592    Countrywide Home Loans Series 2006-20 Class 1A33, 6% due 2/25/2037      $    2,039,697
Obligations (concluded)         308,878    First Horizon Mortgage Pass-Through Trust Series 2003-4 Class 2A2,
                                           5.77% due 6/25/2018 (b)                                                        310,703
                                750,000    Ford Credit Floorplan Master Owner Trust Series 2004-1 Class A,
                                           5.36% due 7/15/2009 (b)                                                        749,918
                              1,854,953    JPMorgan Mortgage Trust Series 2005-A2 Class 4A1, 5.21% due
                                           4/25/2035 (b)                                                                1,826,626
                                296,515    Opteum Mortgage Acceptance Corp. Series 2005-4 Class 1A1A, 5.49%
                                           due 11/25/2035 (b)                                                             296,590
                                           Residential Accredit Loans, Inc.:
                              1,517,956       Series 2003-QS18 Class A1, 5% due 9/25/2018                               1,489,494
                                667,695       Series 2005-QS12 Class A8, 5.65% due 8/25/2035 (b)                          667,037
                                                                                                                   --------------
                                                                                                                       10,390,995

Collateralized                1,855,637    Greenwich Capital Commercial Funding Corp. Series 2005-FL3A
Mortgage-Backed                            Class A2, 5.52% due 10/05/2020 (b)(d)                                        1,855,637
Securities--1.5%

Total Non-Government Agency Mortgage-Backed Securities (Cost--$11,503,170)--10.2%                                      12,246,632



Short-Term Securities--8.9%


                             Beneficial
                               Interest
                           $ 10,682,516    BlackRock Liquidity Series, LLC Cash Sweep Series, 5.26% (c)(e)             10,682,516

Total Short-Term Securities (Cost--$10,682,516)--8.9%                                                                  10,682,516




                              Number of
                              Contracts    Options Purchased

Options Purchased--0.1%

Call Options Purchased              6++    Receive a fixed rate of 5.09% and pay a floating rate based on
                                           3-month LIBOR, expiring August 2007 Broker, Deutsche Bank AG (h)                44,348
                                      6    10 Year U.S. Treasury Bond, expiring May 2007 at USD 110                           188

Put Options Purchased               6++    Pay a fixed rate of 5.09% and receive a floating rate based on
                                           3-month LIBOR, expiring August 2007 Broker, Deutsche Bank AG (h)                78,186

Total Options Purchased (Premiums Paid--$186,890)--0.1%                                                                   122,534

Total Investments (Cost--$277,731,112)--230.2%                                                                        277,801,289




                                                                 Face       Interest            Maturity
                                                                Amount        Rate              Date(s)
TBA Sale Commitments--(85.4%)

Fannie Mae Guaranteed Pass-Through Certificates              $  6,500,000     4.50%     7/01/2020 - 6/15/2037         (6,252,351)
                                                               25,400,000     5.00      5/01/2019 - 6/15/2037        (24,602,865)
                                                               53,100,000     5.50      11/01/2033 - 6/15/2037       (52,509,846)
                                                               16,400,000     6.00      1/01/2016 - 5/15/2037        (16,542,635)

Freddie Mac Mortgage Participation Certificates                 3,100,000     6.00      12/01/2036 - 6/15/2037        (3,126,006)

Total TBA Sale Commitments--(Premiums Received $103,351,796)--(85.4%)                                               (103,033,703)




Options Written--(0.1%)
Call Options Written                6++    Pay a fixed rate of 5.08% and receive a floating rate based on
                                           3-month LIBOR, expiring September 2007 Broker Citibank N.A. (h)               (54,096)
Put Options Written                 6++    Receive a fixed rate of 5.08% and pay a floating rate based on
                                           3-month LIBOR, expiring September 2007 Broker Citibank N.A. (h)               (92,448)

Total Options Written (Premiums Received--$192,600)--(0.1%)                                                             (146,544)
Liabilities in Excess of Other Assets--(44.7%)                                                                       (53,943,756)
                                                                                                                   --------------
Net Assets--100.0%                                                                                                 $  120,677,286
                                                                                                                   ==============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of April 30, 2007, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                   $  174,201,877
                                                     ==============
    Gross unrealized appreciation                    $      852,061
    Gross unrealized depreciation                         (432,896)
                                                     --------------
    Net unrealized appreciation                      $      419,165
                                                     ==============



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments (concluded)                     U.S. Mortgage Portfolio


 ** Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

 ++ One contract represents a notional amount of $1,000,000.

(a) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(b) Floating rate security.

(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
      Cash Sweep Series                       $ 10,443,503      $ 344,901


(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Represents the current yield as of April 30, 2007.

(f) All or a portion of security held as collateral in connection with open financial futures contracts.

(g) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(h) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

  o Financial futures contracts sold as of April 30, 2007 were as follows:

                                                                  Unrealized
    Number of                     Expiration      Face           Appreciation
    Contracts    Issue               Date        Value          (Depreciation)

        82    2-Year U.S.
             Treasury Bond        June 2007     $ 16,832,791      $    45,853
       208    5-Year U.S.
             Treasury Bond        June 2007     $ 21,902,593      $ (109,657)
       201   10-Year U.S.
             Treasury Bond        June 2007     $ 21,774,460      $       507
                                                                  -----------
    Total Unrealized Depreciation--Net                            $  (63,297)
                                                                  ===========

  o Swaps outstanding as of April 30, 2007 were as follows:


                                                                 Unrealized
                                                   Notional    Appreciation
                                                    Amount   (Depreciation)

    Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.06%

    Broker, UBS Warburg
    Expires August 2007                          $10,200,000             --

    Receive (pay) a variable return based on the change in the spread return of the Lehman
    Brothers CMBS AAA 8.5+ Index and receive a floating rate based on the spread plus .40%

    Broker, Morgan Stanley Capital Services Inc.
    Expires October 2007                         $   840,000             --




  o Swaps outstanding as of April 30, 2007 (concluded):


                                                                 Unrealized
                                                   Notional    Appreciation
                                                    Amount   (Depreciation)

    Receive a fixed rate of 4.845% and pay a floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires December 2010                        $11,700,000       (69,412)

    Receive a fixed rate of 4.97501% and pay a floating rate based on 3-month LIBOR

    Broker, JPMorgan Chase
    Expires November 2011                        $15,000,000       (27,390)

    Pay a fixed rate of 5.0625% and receive a floating rate based on 3-month LIBOR

    Broker, UBS Warburg
    Expires November 2011                        $ 9,400,000       (14,856)

    Receive a fixed rate of 4.95% and pay a
    floating rate based on 3-month LIBOR

    Broker, Citibank N.A.
    Expires December 2011                        $ 6,400,000       (17,087)

    Pay a fixed rate of 4.985% and receive a floating rate based on 3-month LIBOR

    Broker, Citibank N.A.
    Expires December 2011                        $ 9,700,000         11,322

    Receive a fixed rate of 4.9125 and pay a floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires December 2011                        $ 5,100,000       (21,446)

    Receive a fixed rate of 5.1646% and pay a floating rate based on 3-month LIBOR

    Broker, Morgan Stanley Capital Services Inc.
    Expires January 2012                         $ 6,900,000         43,187

    Pay a fixed rate of 4.91671% and receive a floating rate based on 3-month LIBOR

    Broker, UBS Warburg
    Expire March 2012                            $10,200,000         33,846

    Pay a fixed rate of 5.41389% and receive a floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires January 2017                         $ 6,900,000      (135,364)

    Pay a fixed rate of 5.352% and receive a floating rate based on 3-month LIBOR

    Broker, UBS Securities
    Expires February 2017                        $ 3,000,000       (43,561)

    Receive a fixed rate of 5.0675% and pay a floating rate based on 3-month LIBOR

    Broker, Lehman Brothers Special Finance
    Expires March 2017                           $15,000,000      (106,623)

    Pay a fixed rate of 5.164% and receive a floating rate based on 3-month LIBOR

    Broker, Lehman Brothers Special Finance
    Expires April 2017                           $ 4,600,000            220
                                                               ------------
    Total                                                      $  (347,164)
                                                               ============

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments as of April 30, 2007

                                     High Income Portfolio    (in U.S. dollars)


          Face
        Amount  Corporate Bonds                                        Value

Aerospace & Defense--1.4%

USD    250,000  DRS Technologies, Inc., 6.625% due 2/01/2016       $    252,500
       580,000  L-3 Communications Corp., 5.875%
                  due 1/15/2015                                         564,775
       200,000  Sequa Corp., 9% due 8/01/2009                           211,500
       170,000  Standard Aero Holdings, Inc., 8.25%
                  due 9/01/2014                                         184,025
       100,000  TransDigm, Inc., 7.75% due 7/15/2014 (e)                103,750
                                                                   ------------
                                                                      1,316,550

Automotive--6.8%

        95,000  Accuride Corp., 8.50% due 2/01/2015                      98,087
       875,000  American Tire Distributors, Inc.,11.599%
                  due 4/01/2012 (a)                                     892,500
                ArvinMeritor, Inc.:
       300,000      8.125% due 9/15/2015                                298,500
        90,000      4% due 2/15/2027 (e)(i)                              92,025
                Asbury Automotive Group, Inc.:
       200,000      8% due 3/15/2014                                    204,000
        90,000      7.625% due 3/15/2017 (e)                             90,450
       375,000  AutoNation, Inc., 7.356% due 4/15/2013 (a)              378,281
        65,000  Cooper-Standard Automotive, Inc., 7%
                  due 12/15/2012                                         63,050
       455,000  Ford Capital BV, 9.50% due 6/01/2010                    457,275
                Ford Motor Co.:
        60,000      7.45% due 7/16/2031                                  47,475
       340,000      8.90% due 1/15/2032                                 292,400
                Ford Motor Credit Co.:
       270,000      5.80% due 1/12/2009                                 265,497
        80,000      5.70% due 1/15/2010                                  77,095
       320,000      8.105% due 1/13/2012 (a)                            315,620
        70,000  General Motors Acceptance Corp., 6.75%
                  due 12/01/2014                                         69,031
        90,000  General Motors Corp., 8.375% due 7/15/2033               81,338
                The Goodyear Tire & Rubber Co.:
        50,000      9.14% due 12/01/2009 (a)(e)                          50,500
        35,000      7.857% due 8/15/2011                                 36,619
       575,000      8.625% due 12/01/2011 (e)                           621,000
        80,000      4% due 6/15/2034 (b)                                223,900
       120,000  Group 1 Automotive, Inc., 2.25%
                  due 6/15/2036 (c)(i)                                  106,350
       125,000  Keystone Automotive Operations, Inc., 9.75%
                  due 11/01/2013                                        118,750
       435,000  Lear Corp., 8.75% due 12/01/2016                        423,581
       130,000  Metaldyne Corp.,10% due 11/01/2013                      133,900
       500,000  Tenneco Automotive, Inc., 8.625% due 11/15/2014         531,250
       175,000  Titan International, Inc., 8% due 1/15/2012 (e)         181,125
       295,000  United Auto Group, Inc., 7.75%
                  due 12/15/2016 (e)                                    299,425
                                                                   ------------
                                                                      6,449,024

Broadcasting--3.0%

       650,000  Barrington Broadcasting Group LLC, 10.50%
                  due 8/15/2014 (e)                                     689,000
       375,000  LIN Television Corp. Series B, 6.50%
                  due 5/15/2013                                         369,375
        95,000  Nexstar Finance, Inc., 7% due 1/15/2014                  92,388
       725,000  Paxson Communications Corp., 8.606%
                  due 1/15/2012 (a)(e)                                  739,500
       400,000  Salem Communications Corp., 7.75%
                  due 12/15/2010                                        409,000
       210,000  Umbrella Acquisition, 9.75% due 3/15/2015 (e)(f)        210,788
       360,000  Young Broadcasting, Inc.,10% due 3/01/2011              366,300
                                                                   ------------
                                                                      2,876,351



          Face
        Amount  Corporate Bonds                                        Value

Cable--International--0.7%

USD    625,000  NTL Cable Plc, 9.125% due 8/15/2016                $    667,188

Cable--U.S.--5.2%

     1,025,000  CCH I LLC, 11% due 10/01/2015                         1,089,062
                Cablevision Systems Corp. Series B:
       255,000      9.82% due 4/01/2009 (a)                             270,300
       125,000      8% due 4/15/2012                                    128,125
       575,000  Charter Communications Holdings II LLC,10.25%
                due 9/15/2010                                           611,513
       100,000  DirecTV Holdings LLC, 8.375% due 3/15/2013              105,500
       450,000  EchoStar DBS Corp., 7.125% due 2/01/2016                468,563
                Intelsat Bermuda Ltd. (a):
        50,000      11.354% due 6/15/2013                                53,500
       475,000      8.872% due 1/15/2015                                485,688
        60,000  Intelsat Intermediate Holding Co. Ltd., 9.231%
                  due 2/01/2015 (c)                                      50,400
       625,000  Intelsat Subsidiary Holding Co. Ltd., 8.625%
                  due 1/15/2015                                         667,969
       300,000  PanAmSat Corp., 9% due 8/15/2014                        324,000
       375,000  Quebecor Media, Inc., 7.75% due 3/15/2016               393,750
       225,000  Rainbow National Services LLC,10.375%
                  due 9/01/2014 (e)                                     253,406
                                                                   ------------
                                                                      4,901,776

Chemicals--5.0%

       180,000  American Pacific Corp., 9% due 2/01/2015 (e)            180,900
       250,000  Equistar Chemicals LP,10.625% due 5/01/2011             263,750
                Hexion US Finance Corp. (e):
       235,000      9.75% due 11/15/2014                                253,800
       100,000      9.86% due 11/15/2014 (a)                            103,500
       305,000  Ineos Group Holdings Plc, 8.50%
                  due 2/15/2016 (e)                                     295,088
        90,000  Innophos Holdings, Inc., 9.50% due 4/15/2012 (e)         91,350
       135,000  Innophos, Inc., 8.875% due 8/15/2014                    141,413
       360,000  Lyondell Chemical Co., 8.25% due 9/15/2016              385,200
       150,000  MacDermid, Inc., 9.50% due 4/15/2017 (e)                155,625
       405,000  Millennium America, Inc., 9.25% due 6/15/2008           419,175
                Momentive Performance Materials, Inc. (e):
        30,000      9.75% due 12/01/2014                                 31,725
       550,000      10.125% due 12/01/2014 (f)                          581,625
       225,000      11.50% due 12/01/2016                               239,906
       180,000  NOVA Chemicals Corp., 8.502%
                    due 11/15/2013 (a)                                  183,150
       625,000  Omnova Solutions, Inc.,11.25% due 6/01/2010             661,719
EUR    375,000  Rockwood Specialties Group, Inc., 7.625%
                  due 11/15/2014                                        538,609
USD    240,000  Terra Capital, Inc., 7% due 2/01/2017 (e)               235,200
                                                                   ------------
                                                                      4,761,735


Consumer--Non-Durables--1.1%

       350,000  American Greetings Corp., 7.375%
                  due 6/01/2016                                         361,375
       625,000  Levi Strauss & Co., 8.875% due 4/01/2016                671,094
                                                                   ------------
                                                                      1,032,469

Diversified Media--6.3%

                Affinion Group, Inc.:
        60,000     10.125% due 10/15/2013                                65,400
       150,000     11.50% due 10/15/2015                                165,000
        95,000  CBD Media Holdings LLC, 9.25% due 7/15/2012              99,750
       225,000  CanWest Media, Inc., 8% due 9/15/2012                   233,438
       175,000  Dex Media, Inc., 8% due 11/15/2013                      183,312
       175,000  Dex Media West LLC, 9.875% due 8/15/2013                190,531



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments (continued)

                                     High Income Portfolio    (in U.S. dollars)


          Face
        Amount  Corporate Bonds                                        Value

Diversified Media (concluded)

USD    440,000  Idearc, Inc., 8% due 11/15/2016 (e)                $    458,700
       575,000  Liberty Media Corp., 0.75% due 3/30/2023 (b)            697,188
       100,000  Network Communications, Inc.,10.75%
                  due 12/01/2013                                        102,500
                Nielsen Finance LLC (e):
       800,000      10% due 8/01/2014                                   874,000
        60,000      11.463% due 8/01/2016 (c)                            43,350
       875,000  Primedia, Inc., 8% due 5/15/2013                        910,000
       590,000  Quebecor World Capital Corp., 8.75%
                  due 3/15/2016 (e)                                     603,275
       140,000  Quebecor World, Inc., 9.75% due 1/15/2015 (e)           147,700
                RH Donnelley Corp.:
       250,000      6.875% due 1/15/2013                                247,813
       500,000      Series A-2, 6.875% due 1/15/2013                    495,625
       125,000  Universal City Florida Holding Co. I, 10.106%
                  due 5/01/2010 (a)                                     128,281
       300,000  World Color Press, Inc., 6% due 10/01/2007 (b)          297,750
                                                                   ------------
                                                                      5,943,613

Energy--Exploration & Production--3.1%

       175,000  Berry Petroleum Co., 8.25% due 11/01/2016               175,437
       375,000  Chaparral Energy, Inc., 8.50% due 12/01/2015            380,625
       305,000  Compton Petroleum Finance Corp., 7.625%
                  due 12/01/2013                                        302,712
       240,000  Corral Finans AB, 6.855% due 4/15/2010 (e)(f)           240,087
       110,000  Denbury Resources, Inc., 7.50% due 12/15/2015           111,925
       625,000  OPTI Canada, Inc., 8.25% due 12/15/2014 (e)             660,938
       585,000  Sabine Pass LNG LP, 7.50% due 11/30/2016 (e)            599,625
       450,000  Stone Energy Corp., 8.106%
                  due 7/15/2010 (a)(e)                                  450,000
                                                                   ------------
                                                                      2,921,349

Energy--Other--2.7%

       840,000  Aleris International, Inc., 9% due 12/15/2014 (e)(f)    863,790
       160,000  Cimarex Energy Co., 7.125% due 5/01/2017                161,600
       275,000  Copano Energy LLC, 8.125% due 3/01/2016                 286,687
       120,000  KCS Energy, Inc., 7.125% due 4/01/2012                  118,800
       180,000  North American Energy Partners, Inc., 8.75%
                  due 12/01/2011                                        185,400
       605,000  SemGroup LP, 8.75% due 11/15/2015 (e)                   624,663
                Tennessee Gas Pipeline Co.:
       120,000      7% due 3/15/2027                                    129,375
       145,000      7.625% due 4/01/2037                                169,526
                                                                   ------------
                                                                      2,539,841

Financial--1.2%

                American Real Estate Partners LP:
       210,000      7.125% due 2/15/2013                                206,850
       800,000      7.125% due 2/15/2013 (e)                            788,000
       100,000  USI Holdings Corp., 9.23% due 11/15/2014 (a)(e)         100,500
                                                                   ------------
                                                                      1,095,350

Food & Tobacco--1.1%

       125,000  AmeriQual Group LLC, 9.50% due 4/01/2012 (e)            129,687
        60,000  Archer Daniels Midland Co., 0.875%
                  due 2/15/2014 (b)(e)                                   63,205
       250,000  Del Monte Corp., 8.625% due 12/15/2012                  262,500
       345,000  Landry's Restaurants, Inc. Series B, 7.50%
                  due 12/15/2014                                        343,275
        90,000  OSI Restaurant Partners, Inc., 9.625%
                  due 5/15/2015 (e)                                      92,588
       135,000  Swift & Co.,12.50% due 1/01/2010                        140,400
                                                                   ------------
                                                                      1,031,655



          Face
        Amount  Corporate Bonds                                        Value

Gaming--4.7%

USD    500,000  Boyd Gaming Corp., 7.125% due 2/01/2016            $    498,750
       175,000  CCM Merger, Inc., 8% due 8/01/2013 (e)                  177,187
        70,000  Caesars Entertainment, Inc., 8.125%
                  due 5/15/2011                                          74,200
                Galaxy Entertainment Finance Co. Ltd. (e):
       150,000      10.42% due 12/15/2010 (a)                           159,000
       250,000      9.875% due 12/15/2012                               273,750
       250,000  Greektown Holdings,10.75% due 12/01/2013 (e)            268,125
       295,000  Harrah's Operating Co., Inc., 5.75%
                  due 10/01/2017                                        244,850
       390,000  Little Traverse Bay Bands of Odawa Indians,
                  10.25% due 2/15/2014 (e)                              401,700
       350,000  MGM Mirage, 6.75% due 4/01/2013                         346,938
        50,000  Poster Financial Group, Inc., 8.75% due 12/01/2011       52,000
       110,000  Seneca Gaming Corp., 7.25% due 5/01/2012                111,925
        65,000  Snoqualmie Entertainment Authority, 9.15%
                  due 2/01/2014 (a)(e)                                   66,381
                Station Casinos, Inc.:
       250,000      7.75% due 8/15/2016                                 260,000
       265,000      6.625% due 3/15/2018                                242,475
       400,000  Tropicana Entertainment, 9.625%
                  due 12/15/2014 (e)                                    406,000
       900,000  Wynn Las Vegas LLC, 6.625% due 12/01/2014               902,250
                                                                   ------------
                                                                      4,485,531

Healthcare--3.8%

       335,000  Accellent, Inc.,10.50% due 12/01/2013                   344,212
       390,000  Angiotech Pharmaceuticals, Inc., 9.11%
                  due 12/01/2013 (a)(e)                                 399,750
       500,000  Bio-Rad Laboratories, Inc., 7.50% due 8/15/2013         518,125
       325,000  The Cooper Cos., Inc., 7.125% due 2/15/2015 (e)         331,500
        75,000  HealthSouth Corp.,10.75% due 6/15/2016 (e)               81,750
       110,000  Omnicare, Inc. Series OCR, 3.25%
                  due 12/15/2035 (b)                                     91,300
       130,000  PTS Acquisition Corp., 9.50% due 4/15/2015 (e)(f)       132,925
       150,000  Select Medical Corp., 7.625% due 2/01/2015              135,000
                Tenet Healthcare Corp.:
       535,000      9.875% due 7/01/2014                                548,375
        55,000      9.25% due 2/01/2015                                  55,000
       165,000      6.875% due 11/15/2031                               132,000
       130,000  Triad Hospitals, Inc., 7% due 11/15/2013                135,850
       300,000  US Oncology, Inc.,10.75% due 8/15/2014                  335,250
       200,000  United Surgical Partners International, Inc.,
                  8.875% due 5/01/2017 (e)                              205,750
       150,000  Ventas Realty, LP, 9% due 5/01/2012                     168,375
                                                                   ------------
                                                                      3,615,162

Housing--4.5%

       545,000  Ashton Woods USA LLC, 9.50% due 10/01/2015              523,881
       650,000  Building Materials Corp. of America, 7.75%
                  due 8/01/2014                                         643,500
       255,000  Esco Corp., 8.625% due 12/15/2013 (e)                   269,025
       250,000  Goodman Global Holding Co., Inc., 7.875%
                  due 12/15/2012                                        251,875
       200,000  Nortek, Inc., 8.50% due 9/01/2014                       197,500
       625,000  Ply Gem Industries, Inc., 9% due 2/15/2012              564,063
                Realogy Corp. (e):
       310,000      10.50% due 4/15/2014                                310,388
       490,000      11% due 4/15/2014 (f)                               487,550
       370,000      12.375% due 4/15/2015                               370,000



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments (continued)

                                     High Income Portfolio    (in U.S. dollars)


          Face
        Amount  Corporate Bonds                                        Value

Housing (concluded)

USD    700,000  Stanley-Martin Communities LLC, 9.75%
                  due 8/15/2015                                    $    628,250
        40,000  Texas Industries, Inc., 7.25% due 7/15/2013              41,450
                                                                   ------------
                                                                      4,287,482

Information Technology--4.3%

                Amkor Technology, Inc.:
        90,000      7.75% due 5/15/2013                                  89,100
       425,000      9.25% due 6/01/2016                                 450,500
       200,000  BMS Holdings, Inc.,12.40% due 2/15/2012 (a)(e)          191,764
        60,000  Compagnie Generale de Geophysique SA, 7.50%
                  due 5/15/2015                                          63,000
       390,000  Compagnie Generale de Geophysique-Veritas,
                  7.75% due 5/15/2017                                   412,425
       120,000  Cypress Semiconductor Corp., 1%
                  due 9/15/2009 (b)(e)                                  131,850
                Freescale Semiconductor, Inc. (e):
     1,210,000      9.125% due 12/15/2014 (f)                         1,203,950
        55,000      9.23% due 12/15/2014 (a)                             55,000
       270,000  Nortel Networks Ltd., 9.624%
                  due 7/15/2011 (a)(e)                                  288,900
                Sanmina-SCI Corp.:
       115,000      6.75% due 3/01/2013                                 108,675
       175,000      8.125% due 3/01/2016                                171,281
                SunGard Data Systems, Inc.:
       380,000      9.125% due 8/15/2013                                407,550
       290,000      10.25% due 8/15/2015 (e)                            319,000
       260,000  Telcordia Technologies, Inc.,10%
                  due 3/15/2013 (e)                                     245,700
                                                                   ------------
                                                                      4,138,695

Leisure--0.3%

       140,000  Great Canadian Gaming Corp., 7.25%
                  due 2/15/2015 (e)                                     142,275
                Travelport, Inc. (e):
        20,000      9.875% due 9/01/2014                                 21,400
        80,000      10.023% due 9/01/2014 (a)                            82,600
                                                                   ------------
                                                                        246,275

Manufacturing--4.1%

       100,000  American Railcar Industries, Inc., 7.50%
                  due 3/01/2014 (e)                                     103,625
        50,000  Belden CDT, Inc., 7% due 3/15/2017 (e)                   51,137
       375,000  Caue Finance Ltd., 8.875% due 8/01/2015 (e)             428,437
       200,000  Hexcel Corp., 6.75% due 2/01/2015                       200,500
       325,000  Invensys Plc, 9.875% due 3/15/2011 (e)                  349,375
       460,000  Jarden Corp., 7.50% due 5/01/2017                       470,925
                NXP B.V. (e):
       140,000      8.105% due 10/15/2013 (a)                           144,550
       880,000      9.50% due 10/15/2015                                924,000
                RBS Global, Inc.:
        60,000      9.50% due 8/01/2014                                  64,200
       355,000      11.75% due 8/01/2016 (e)                            394,050
        85,000      8.875% due 9/01/2016                                 88,400
       120,000  Sensata Technologies, 8% due 5/01/2014                  120,300
       495,000  Superior Essex Communications LLC, 9%
                  due 4/15/2012                                         514,800
                                                                   ------------
                                                                      3,854,299



          Face
        Amount  Corporate Bonds                                        Value

Metal--Other--3.4%

                Freeport-McMoRan Copper & Gold, Inc.:
USD    470,000      8.564% due 4/01/2015 (a)                       $    495,850
       880,000      8.375% due 4/01/2017                                962,500
       375,000  Indalex Holding Corp. Series B,11.50%
                  due 2/01/2014                                         394,688
       275,000  Novelis, Inc., 7.25% due 2/15/2015                      289,781
       275,000  RathGibson, Inc.,11.25% due 2/15/2014                   291,500
       740,000  Southern Copper Corp., 6.375%
                  due 7/27/2015                                         766,482
                                                                   ------------
                                                                      3,200,801

Packaging--1.4%

                Berry Plastics Holding Corp.:
       330,000      8.875% due 9/15/2014                                339,900
       300,000      9.23% due 9/15/2014 (a)                             306,750
       200,000  Impress Holdings B.V., 8.481%
                  due 9/15/2013 (a)(e)                                  204,500
       200,000  Packaging Dynamics Finance Corp.,10%
                  due 5/01/2016 (e)                                     202,000
       260,000  Pregis Corp.,12.375% due 10/15/2013 (e)                 286,000
                                                                   ------------
                                                                      1,339,150

Paper--5.2%

                Abitibi-Consolidated, Inc.:
       115,000      8.55% due 8/01/2010                                 117,300
       335,000      6% due 6/20/2013                                    289,775
        15,000      8.375% due 4/01/2015                                 14,025
       800,000  Ainsworth Lumber Co. Ltd., 7.25%
                  due 10/01/2012                                        587,000
       150,000  Boise Cascade LLC, 7.125% due 10/15/2014                149,250
       500,000  Bowater Canada Finance, 7.95% due 11/15/2011            488,750
       650,000  Cascades, Inc., 7.25% due 2/15/2013                     659,750
                Domtar, Inc.:
        80,000      5.375% due 12/01/2013                                74,400
       850,000      7.125% due 8/15/2015                                865,937
       440,000  Graphic Packaging International Corp., 9.50%
                  due 8/15/2013                                         470,800
                NewPage Corp.:
       225,000      11.621% due 5/01/2012 (a)                           249,469
       500,000      12% due 5/01/2013                                   555,625
       150,000  Norske Skog Canada Ltd., 7.375%
                  due 3/01/2014                                         142,875
        46,000  Smurfit Kappa Funding Plc, 9.625%
                  due 10/01/2012                                         48,415
       220,000  Smurfit-Stone Container Enterprises, Inc., 8%
                  due 3/15/2017 (e)                                     218,900
                                                                   ------------
                                                                      4,932,271

Retail--3.6%

       230,000  Buffets, Inc.,12.50% due 11/01/2014                     241,500
        85,000  Burlington Coat Factory Warehouse Corp.,
                  11.125% due 4/15/2014                                  90,525
                General Nutrition Centers, Inc. (e):
       480,000      9.85% due 3/15/2014 (f)                             473,491
       390,000      10.75% due 3/15/2015                                384,760
                Michaels Stores, Inc. (e):
       300,000      10% due 11/01/2014                                  327,375
       540,000      11.375% due 11/01/2016                              594,000
                Neiman-Marcus Group, Inc.:
       150,000      9% due 10/15/2015 (f)                               165,375
       200,000      10.375% due 10/15/2015                              224,750



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments (continued)

                                     High Income Portfolio    (in U.S. dollars)


          Face
        Amount  Corporate Bonds                                        Value

Retail (concluded)

USD    340,000  Rite Aid Corp., 7.50% due 3/01/2017                $    339,150
       575,000  Southern States Cooperative, Inc.,10.50%
                  due 11/01/2010 (e)                                    609,500
                                                                   ------------
                                                                      3,450,426

Service--5.7%

       625,000  Ahern Rentals, Inc., 9.25% due 8/15/2013 (e)            651,562
       350,000  Ashtead Capital, Inc., 9% due 8/15/2016 (e)             376,250
       150,000  Ashtead Holdings Plc, 8.625% due 8/01/2015 (e)          156,750
                Avis Budget Car Rental LLC (e):
       250,000      7.625% due 5/15/2014                                255,000
       225,000      7.874% due 5/15/2014 (a)                            231,187
       275,000  Buhrmann US, Inc., 8.25% due 7/01/2014                  278,437
                Clarke American Corp. (e):
        70,000      9.50% due 5/15/2015                                  70,612
        60,000      10.105% due 5/15/2015 (a)                            60,000
       625,000  Corrections Corp. of America, 6.75%
                  due 1/31/2014                                         637,500
       565,000  DI Finance Series B, 9.50% due 2/15/2013                607,375
       375,000  Dycom Industries, Inc., 8.125% due 10/15/2015           395,625
       350,000  Mac-Gray Corp., 7.625% due 8/15/2015                    357,000
       300,000  Mobile Services Group, Inc., 9.75%
                  due 8/01/2014 (e)                                     325,500
       140,000  PNA Intermediate Holding Corp.,12.36%
                  due 2/15/2013 (a)(e)                                  144,200
       405,000  Sally Holdings LLC,10.50% due 11/15/2016 (e)            421,200
       175,000  United Rentals North America, Inc., 7.75%
                  due 11/15/2013                                        182,000
                Yankee Acquisition Corp. (e):
        80,000      8.50% due 2/15/2015                                  82,100
       160,000      9.75% due 2/15/2017                                 164,800
                                                                   ------------
                                                                      5,397,098

Telecommunications--3.3%

       200,000  Cincinnati Bell, Inc., 7.25% due 7/15/2013              208,000
        55,000  Citizens Communications Co., 6.25%
                  due 1/15/2013                                          55,000
       183,448  ProtoStar I Ltd.,12.50% due 10/15/2012 (a)(b)(e)        196,289
                Qwest Corp.:
       900,000      8.875% due 3/15/2012                                994,500
       625,000      7.50% due 10/01/2014                                660,938
       200,000  Time Warner Telecom Holdings, Inc., 9.25%
                  due 2/15/2014                                         215,000
                Windstream Corp.:
       500,000      8.125% due 8/01/2013                                542,500
       200,000      8.625% due 8/01/2016                                219,500
                                                                   ------------
                                                                      3,091,727

Transportation--0.3%

       100,000  Britannia Bulk Plc,11% due 12/01/2011                   101,000
       200,000  Navios Maritime Holdings, Inc., 9.50%
                  due 12/15/2014 (e)                                    210,500
                                                                   ------------
                                                                        311,500

Utility--4.6%

       250,000  The AES Corp., 7.75% due 3/01/2014                      264,375
       625,000  Aes Dominicana Energia Finance SA,11%
                  due 12/13/2015 (e)                                    673,437
        40,000  CenterPoint Energy, Inc. Series B, 3.75%
                  due 5/15/2023 (b)                                      66,850
       325,000  Edison Mission Energy, 7.75% due 6/15/2016              342,063
       575,000  Mirant North America LLC, 7.375%
                  due 12/31/2013                                        608,063



          Face
        Amount  Corporate Bonds                                        Value

Utility (concluded)

                NRG Energy, Inc.:
USD     90,000      7.25% due 2/01/2014                            $     93,150
       775,000      7.375% due 2/01/2016                                805,031
       230,000  NSG Holdings LLC, 7.75% due 12/15/2025 (e)              242,075
       675,000  Reliant Energy, Inc., 9.50% due 7/15/2013               729,000
       225,000  Sierra Pacific Resources, 8.625% due 3/15/2014          242,231
       142,792  Tenaska Alabama Partners LP, 7%
                  due 6/30/2021 (e)                                     144,446
       155,000  Transcontinental Gas Pipe Line Corp. Series B,
                  8.875% due 7/15/2012                                  175,925
                                                                   ------------
                                                                      4,386,646

Wireless Communications--5.0%

EUR    174,153  BCM Ireland Preferred Equity Ltd.,10.597%
                  due 2/15/2017 (e)(f)                                  244,787
USD             Centennial Communications Corp.:
       350,000      11.099% due 1/01/2013 (a)                           367,937
       310,000      8.125% due 2/01/2014                                321,237
       560,000  Cricket Communications, Inc., 9.375%
                  due 11/01/2014 (e)                                    597,800
                Digicel Group Ltd. (e):
       150,000      8.875% due 1/15/2015                                147,187
       550,000      9.125% due 1/15/2015 (f)                            533,500
       160,000  FiberTower Corp., 9% due 11/15/2012 (b)(e)              172,000
        90,000  iPCS, Inc., 7.48% due 5/01/2013 (a)(e)                   90,450
       720,000  MetroPCS Wireless, Inc., 9.25%
                  due 11/01/2014 (e)                                    768,600
       100,000  Orascom Telecom Finance SCA, 7.875%
                  due 2/08/2014 (e)                                      98,750
       380,000  Rural Cellular Corp., 8.25% due 3/15/2012               400,900
                West Corp. (e):
       250,000      9.50% due 10/15/2014                                264,375
       665,000      11% due 10/15/2016 (e)                              723,188
                                                                   ------------
                                                                      4,730,711

                Total Corporate Bonds
                (Cost--$84,474,998)--91.8%                           87,004,675



                Floating Rate Loan Interests (h)

Leisure--0.7%

USD    690,000  Travelport, Inc. Term Loan, 12.35%
                  due 3/22/2012                                         671,888

                Total Floating Rate Loan Interests
                (Cost--$664,289)--0.7%                                  671,888




        Shares
          Held  Common Stocks

Information Technology--0.3%

        11,199  Cypress Semiconductor Corp.                             255,561

                Total Common Stocks
                (Cost--$223,102)--0.3%                                  255,561



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments (concluded)

                                     High Income Portfolio    (in U.S. dollars)


        Shares
          Held  Preferred Stocks                                       Value

Energy--Exploration & Production--0.6%

            12  EXCO Resources, Inc., 7% (b)                       $    120,000
            47  EXCO Resources, Inc., 11%                               470,000

                Total Preferred Stocks
                (Cost--$590,000)--0.6%                                  590,000



    Beneficial
      Interest  Short-Term Securities                                  Value

USD  6,156,732  BlackRock Liquidity Series, LLC
                  Cash Sweep Series, 5.26% (d)(g)                  $  6,156,732

                Total Short-Term Securities
                (Cost--$6,156,732)--6.5%                              6,156,732

Total Investments (Cost--$92,109,121*)--99.9%                        94,678,856
Other Assets Less Liabilities--0.1%                                      88,747
                                                                   ------------
Net Assets--100.0%                                                 $ 94,767,603
                                                                   ============


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $    92,189,737
                                                    ===============
    Gross unrealized appreciation                   $     2,860,568
    Gross unrealized depreciation                         (371,449)
                                                    ---------------
    Net unrealized appreciation                     $     2,489,119
                                                    ===============

(a) Floating rate security.

(b) Convertible security.

(c) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(d) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
    Affiliate                                   Activity            Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                     $ (6,999,821)         $493,681


(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(g) Represents the current yield as of April 30, 2007.

(h) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally
    (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(i) Represents a step bond.

  o Forward foreign exchange contracts as of April 30, 2007 were as follows:

    Foreign                                Settlement           Unrealized
    Currency Sold                             Date             Depreciation

    EUR   156,000                          July 2007            $    (3,233)
                                                                ------------
    Total Unrealized Depreciation on
    Forward Foreign Exchange Contracts--Net
    (USD Commitment--$210,284)                                  $    (3,233)
                                                                ============

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
    These industry classifications are unaudited.

  o Swap contracts outstanding as of April 30, 2007 were as follows:

                                                                 Unrealized
                                                Notional        Appreciation
                                                 Amount        (Depreciation)

    Sold credit default protection on
    Novelis Inc. and receive 1.4%

    Broker, JPMorgan Chase
    Expires January 2008                            $225,000     $       466

    Sold credit default protection on
    Ford Motor Company and receive 3.80%

    Broker, JPMorgan Chase
    Expires March 2010                              $400,000         (3,690)
                                                                 -----------
    Total                                                        $   (3,224)
                                                                 ===========

  o Currency Abbreviations
    EUR   Euro
    USD   U.S. Dollar

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments as of April 30, 2007

                                 Global SmallCap Portfolio    (in U.S. dollars)

                                                       Shares
       Industry       Common Stocks                      Held          Value

Australia--3.3%

       Beverages--0.8%

       Lion Nathan Ltd.                               134,000    $    1,015,041

       Health Care Equipment &
       Supplies--1.0%

       Cochlear Ltd.                                   26,500         1,387,949

       Independent Power Producers &
       Energy Traders--0.0%

       Energy Developments Ltd.                           154               602

       Metals & Mining--0.2%

       Kagara Zinc Ltd.                                52,900           272,135

       Paper & Forest Products--0.7%

       PaperlinX Ltd.                                 305,153           983,962

       Real Estate Investment Trusts
       (REITs)--0.6%

       CFS Retail Property Trust                      425,969           814,588

       Total Common Stocks in Australia                               4,474,277


Belgium--0.6%

       Leisure Equipment & Products--0.6%

       AGFA-Gevaert NV                                 33,900           819,788

       Total Common Stocks in Belgium                                   819,788


Bermuda--1.0%

       Capital Markets--0.6%

       Lazard Ltd. Class A                             15,470           837,701

       Food Products--0.4%

       Celestial Nutrifoods Ltd.                      568,200           517,882

       Total Common Stocks in Bermuda                                 1,355,583


Brazil--0.8%

       Water Utilities--0.8%

       Companhia de Saneamento
       de Minas Gerais                                 84,150         1,081,343

       Total Common Stocks in Brazil                                  1,081,343


Canada--4.9%

       Biotechnology--0.7%

       DiagnoCure, Inc. (a)                           266,450           914,654

       Electronic Equipment &
       Instruments--0.1%

       Celestica, Inc. (a)                             22,000           149,380

       Energy Equipment & Services--0.6%

       North American Energy Partners, Inc. (a)        40,500           866,700

       Media--0.5%

       Cinram International Income Fund                32,200           723,260

       Metals & Mining--1.6%

       Agnico-Eagle Mines Ltd.                         28,550         1,007,244
       Aur Resources Inc.                              32,300           709,791
       Eldorado Gold Corp. (a)                         75,900           439,713
                                                                 --------------
                                                                      2,156,748

       Oil, Gas & Consumable Fuels--0.3%

       UTS Energy Corp. (a)                            83,000           360,447

       Pharmaceuticals--0.4%

       Labopharm, Inc. (a)                             67,650           474,812

       Software--0.7%

       Cognos, Inc. (a)                                21,800           939,798

       Total Common Stocks in Canada                                  6,585,799



                                                       Shares
       Industry       Common Stocks                      Held          Value

China--1.3%

       Oil, Gas & Consumable Fuels--0.4%

       Yanzhou Coal Mining Co. Ltd.                   563,000    $      576,023

       Transportation Infrastructure--0.9%

       Shenzhen Expressway Co. Ltd.                 1,708,500         1,171,685

       Total Common Stocks in China                                   1,747,708


Denmark--1.4%

       Electrical Equipment--0.7%

       Vestas Wind Systems A/S (a)                     15,550         1,005,387

       Insurance--0.7%

       TrygVesta A/S                                   10,650           902,418

       Total Common Stocks in Denmark                                 1,907,805


Finland--2.1%

       Construction & Engineering--0.7%

       YIT Oyj                                         27,250           965,878

       Multiline Retail--0.6%

       Stockmann AB 'B'                                15,150           754,994

       Paper & Forest Products--0.8%

       M-real Oyj 'B'                                 161,850         1,104,477

       Total Common Stocks in Finland                                 2,825,349


France--2.2%

       Insurance--0.8%

       Scor Regroupe                                   35,925         1,054,037

       Leisure Equipment & Products--0.7%

       Trigano SA                                      16,300           926,940

       Life Sciences Tools & Services--0.7%

       Eurofins Scientific SA (a)                      10,250           947,297

       Total Common Stocks in France                                  2,928,274


Germany--1.9%

       Biotechnology--1.0%

       GPC Biotech AG (a)                              29,000           852,520
       Paion AG (a)                                    52,950           573,399
                                                                 --------------
                                                                      1,425,919

       Machinery--0.7%

       Heidelberger Druckmaschn AG                     20,450           964,651

       Oil, Gas & Consumable Fuels--0.2%

       Petrotec AG (a)                                 20,600           222,926

       Total Common Stocks in Germany                                 2,613,496


Hong Kong--1.9%

       Chemicals--0.7%

       Sinofert Holdings Ltd.                       1,742,100           885,149

       Gas Utilities--0.5%

       China Gas Holdings Ltd.                      3,126,700           630,968

       Hotels, Restaurants & Leisure--0.4%

       FU JI Food and Catering Services
       Holdings Ltd.                                  199,900           608,423

       Media--0.3%

       Clear Media Ltd. (a)                           370,000           390,226

       Total Common Stocks in Hong Kong                               2,514,766


India--1.0%

       IT Services--0.6%

       Satyam Computer Services Ltd.                   74,000           843,019

       Multiline Retail--0.4%

       Pantaloon Retail India Ltd.                     54,550           523,690

       Total Common Stocks in India                                   1,366,709



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments (continued)

                                 Global SmallCap Portfolio    (in U.S. dollars)

                                                       Shares
       Industry       Common Stocks                      Held          Value

Indonesia--0.3%

       Media--0.3%

       Surya Citra Media Tbk PT                     3,823,550    $      398,503

       Total Common Stocks in Indonesia                                 398,503


Ireland--2.0%

       Airlines--1.4%

       Ryanair Holdings Plc (a)(c)                     40,100         1,871,467

       Food Products--0.6%

       Greencore Group Plc                            125,400           782,749

       Total Common Stocks in Ireland                                 2,654,216


Israel--0.9%

       Food Products--0.9%

       Frutarom                                       127,800         1,147,628

       Total Common Stocks in Israel                                  1,147,628


Italy--3.1%

       Building Products--1.0%

       Permasteelisa SpA                               48,650         1,307,044

       Construction & Engineering--0.6%

       Astaldi SpA                                     78,400           814,082

       Insurance--0.6%

       Milano Assicurazioni SpA                        81,000           794,990

       Real Estate Management &
       Development--0.1%

       Risanamento SpA                                 17,200           172,519

       Textiles, Apparel & Luxury
       Goods--0.8%

       Valentino Fashion Group SpA                     23,600         1,029,477

       Total Common Stocks in Italy                                   4,118,112


Japan--9.2%

       Auto Components--0.4%

       Koito Manufacturing Co. Ltd.                    46,800           547,036

       Chemicals--1.4%

       Air Water Inc.                                  82,900           893,188
       Sumitomo Bakelite Co., Ltd.                    131,000           927,390
                                                                 --------------
                                                                      1,820,578

       Commercial Banks--0.6%

       The Bank of Kyoto Ltd.                          68,100           786,592

       Commercial Services &
       Supplies--1.0%

       Intelligence Ltd.                                  200           516,549
       Meitec Corp.                                    26,200           854,590
                                                                 --------------
                                                                      1,371,139

       Household Durables--0.4%

       Alpine Electronics                              29,900           492,942

       Insurance--0.8%

       Aioi Insurance Co., Ltd.                       165,950         1,124,263

       Leisure Equipment & Products--0.3%

       Namco Bandai Holdings, Inc.                     20,700           336,382

       Machinery--1.8%

       Komori Corp.                                    41,500           958,471
       Nippon Thompson Co., Ltd.                       73,500           649,138
       Takuma Co., Ltd.                               115,750           754,221
                                                                 --------------
                                                                      2,361,830



                                                       Shares
       Industry       Common Stocks                      Held          Value

Japan (concluded)

       Media--0.5%

       Jupiter Telecommunications Co., Ltd. (a)           835    $      694,561

       Multiline Retail--0.2%

       Don Quijote Co. Ltd.                            16,100           290,558

       Real Estate Management &
       Development--0.8%

       Tokyu Land Corp.                                94,800         1,072,272

       Software--0.2%

       Capcom Co., Ltd.                                20,700           313,907

       Specialty Retail--0.8%

       Point, Inc.                                      5,100           339,172
       Yamada Denki Co., Ltd.                           8,650           799,253
                                                                 --------------
                                                                      1,138,425

       Total Common Stocks in Japan                                  12,350,485


Malaysia--0.8%

       Airlines--0.8%

       AirAsia Bhd (a)                              1,993,750         1,125,755

       Total Common Stocks in Malaysia                                1,125,755


Mexico--1.2%

       Beverages--0.5%

       Embotelladoras Arca SA de CV                   198,750           707,572

       Construction & Engineering--0.7%

       Empresas ICA Sociedad Controladora,
       SA de CV (a)                                   247,900           977,847

       Total Common Stocks in Mexico                                  1,685,419


Netherlands--2.7%

       Commercial Services & Supplies--0.8%

       Tele Atlas NV (a)                               50,450         1,028,318

       Food Products--0.7%

       Koninklijke Wessanen NV CVA                     63,100           996,580

       Life Sciences Tools & Services--0.8%

       Qiagen NV (a)                                   58,900         1,044,297

       Media--0.4%

       Endemol NV                                      16,700           522,649

       Total Common Stocks in the Netherlands                         3,591,844


Norway--1.5%

       Energy Equipment & Services--1.5%

       Acergy SA                                       37,600           804,177
       ProSafe ASA                                     74,500         1,144,582

       Total Common Stocks in Norway                                  1,948,759


Philippines--0.6%

       Commercial Banks--0.6%

       Bank of the Philippine Islands                 559,060           751,111

       Total Common Stocks in the Philippines                           751,111


Singapore--0.3%

       Health Care Providers & Services--0.3%

       Parkway Holdings Ltd.                          141,420           365,364

       Total Common Stocks in Singapore                                 365,364



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments (continued)

                                 Global SmallCap Portfolio    (in U.S. dollars)

                                                       Shares
       Industry       Common Stocks                      Held          Value

South Africa--0.6%

       Food & Staples Retailing--0.6%

       Massmart Holdings Ltd.                          59,700    $      826,890

       Total Common Stocks in South Africa                              826,890


South Korea--1.4%

       Capital Markets--0.3%

       Meritz Securities Co. Ltd. (a)                  36,600           357,093

       Chemicals--0.5%

       Honam Petrochemical Corp.                        8,200           679,558

       Hotels, Restaurants & Leisure--0.5%

       Kangwon Land, Inc.                              31,615           652,718

       Metals & Mining--0.1%

       Dongkuk Steel Mill Co. Ltd.                      7,720           210,627

       Total Common Stocks in South Korea                             1,899,996


Sweden--1.0%

       Capital Markets--0.5%

       D Carnegie AB                                   32,700           646,745

       Oil, Gas & Consumable Fuels--0.5%

       Tanganyika Oil Co., Ltd. (a)                    41,700           732,109

       Total Common Stocks in Sweden                                  1,378,854


Switzerland--2.5%

       Insurance--0.9%

       Swiss Life Holding                               4,908         1,263,258

       Life Sciences Tools & Services--0.9%

       Tecan AG (Registered)                           16,000         1,188,602

       Specialty Retail--0.7%

       Charles Voegele Holding AG                         600            66,582
       Dufry Group (a)                                  7,600           845,690
                                                                 --------------
                                                                        912,272

       Total Common Stocks in Switzerland                             3,364,132


Turkey--0.8%

       Beverages--0.8%

       Anadolu Efes Biracilik Ve Malt Sanayii AS       31,200         1,057,182

       Total Common Stocks in Turkey                                  1,057,182


United Kingdom--7.5%

       Aerospace & Defense--0.6%

       QinetiQ Plc                                    228,300           863,429

       Commercial Services & Supplies--0.7%

       Intertek Group Plc                              54,100         1,001,605

       Food Products--0.6%

       Northern Foods Plc                             270,900           691,318

       Health Care Equipment & Supplies--2.1%

       Gyrus Group Plc (a)                            143,400         1,352,311
       SSL International Plc                          170,500         1,472,961
                                                                 --------------
                                                                      2,825,272

       Insurance--1.0%

       Amlin Plc                                      226,926         1,397,137

       Real Estate Investment Trusts
       (REITs)--0.6%

       Great Portland Estates Plc                      56,100           802,624



                                                       Shares
       Industry       Common Stocks                      Held          Value

United Kingdom (concluded)

       Real Estate Management &
       Development--0.4%

       Derwent Valley Holdings Plc                     12,814    $      543,382

       Software--0.3%

       Surfcontrol Plc (a)                             28,200           369,304

       Specialty Retail--1.2%

       Game Group Plc                                 526,850         1,607,147

       Total Common Stocks in the United Kingdom                     10,101,218


United States--38.6%

       Beverages--0.7%

       Hansen Natural Corp. (a)                        24,600           938,736

       Biotechnology--2.9%

       Alexion Pharmaceuticals, Inc. (a)               22,850           956,501
       BioMarin Pharmaceuticals, Inc. (a)              64,200         1,037,472
       Digene Corp. (a)                                19,600           898,660
       Pharmion Corp. (a)                              34,200         1,035,918
                                                                 --------------
                                                                      3,928,551

       Capital Markets--1.0%

       Knight Capital Group, Inc. Class A (a)          32,600           528,120
       Stifel Financial Corp. (a)                      17,443           783,365
                                                                 --------------
                                                                      1,311,485

       Chemicals--1.4%

       Celanese Corp. Series A                         26,000           862,420
       Cytec Industries, Inc.                          18,300         1,004,670
                                                                 --------------
                                                                      1,867,090

       Commercial Banks--0.4%

       Cullen/Frost Bankers, Inc.                      10,700           547,519

       Commercial Services & Supplies--1.7%

       Covanta Holding Corp. (a)                       44,700         1,096,938
       FTI Consulting, Inc. (a)                        33,300         1,224,441
                                                                 --------------
                                                                      2,321,379

       Communications Equipment--0.7%

       F5 Networks, Inc. (a)                           12,350           948,233

       Computers & Peripherals--1.9%

       Emulex Corp. (a)                                42,750           896,895
       QLogic Corp. (a)                                31,400           561,432
       Stratasys, Inc. (a)                             21,250         1,010,012
                                                                 --------------
                                                                      2,468,339

       Construction & Engineering--0.8%

       The Shaw Group, Inc. (a)                        32,200         1,044,246

       Containers & Packaging--0.7%

       Packaging Corp. of America                      38,700           958,212

       Distributors--0.5%

       LKQ Corp. (a)                                   27,900           629,982

       Electric Utilities--1.5%

       Cleco Corp.                                     48,900         1,372,134
       Northeast Utilities Inc.                        20,650           664,310
                                                                 --------------
                                                                      2,036,444



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments (continued)

                                 Global SmallCap Portfolio    (in U.S. dollars)

                                                       Shares
       Industry       Common Stocks                      Held          Value

United States (continued)

       Electronic Equipment & Instruments--0.6%

       Mercury Computer Systems, Inc. (a)              25,300    $      343,321
       Newport Corp. (a)                               30,800           483,252
                                                                 --------------
                                                                        826,573

       Energy Equipment & Services--3.1%

       Dresser-Rand Group, Inc. (a)                    22,600           721,166
       Hanover Compressor Co. (a)                      41,700           901,971
       Input/Output, Inc. (a)                          86,000         1,203,140
       Oceaneering International, Inc. (a)             10,000           475,400
       Superior Energy Services, Inc. (a)              21,800           791,994
                                                                 --------------
                                                                      4,093,671

       Health Care Equipment & Supplies--0.1%

       Inverness Medical Innovations, Inc. (a)          3,400           136,170

       Hotels, Restaurants & Leisure--0.9%

       The Cheesecake Factory, Inc. (a)                25,500           703,800
       Panera Bread Co. Class A (a)                     7,500           417,675
                                                                 --------------
                                                                      1,121,475

       Independent Power Producers &
       Energy Traders--0.4%

       Dynegy, Inc. Class A (a)                        60,700           571,187

       Internet Software & Services--1.2%

       Digital River, Inc. (a)                         15,500           907,215
       SupportSoft, Inc. (a)                          137,250           737,032
                                                                 --------------
                                                                      1,644,247

       Leisure Equipment & Products--0.9%

       Oakley, Inc.                                    47,700         1,151,001

       Machinery--0.9%

       Graco, Inc.                                     13,700           541,150
       Nordson Corp.                                   14,800           678,284
                                                                 --------------
                                                                      1,219,434

       Media--1.0%

       Marvel Entertainment, Inc. (a)                  16,900           499,057
       Regal Entertainment Group Series A              36,600           796,050
                                                                 --------------
                                                                      1,295,107

       Metals & Mining--0.5%

       Cleveland-Cliffs, Inc.                          10,600           734,474

       Oil, Gas & Consumable Fuels--1.1%

       Penn Virginia Corp.                              9,200           736,460
       Venoco, Inc. (a)                                42,500           808,350
                                                                 --------------
                                                                      1,544,810

       Paper & Forest Products--0.3%

       Domtar Corp. (a)                                34,400           335,353

       Real Estate Investment Trusts
       (REITs)--1.6%

       Ashford Hospitality Trust, Inc.                 49,950           599,400
       DiamondRock Hospitality Co.                     49,390           903,343
       Tanger Factory Outlet Centers, Inc.             16,450           666,883
                                                                 --------------
                                                                      2,169,626



                                                       Shares
       Industry       Common Stocks                      Held          Value

United States (concluded)

       Semiconductors & Semiconductor
       Equipment--3.6%

       Integrated Device Technology, Inc. (a)          67,750    $    1,014,895
       Intersil Corp. Class A                          30,000           893,700
       Microsemi Corp. (a)                             49,550         1,145,100
       MoSys, Inc. (a)                                108,250           940,692
       Power Integrations, Inc. (a)                    34,700           896,995
                                                                 --------------
                                                                      4,891,382

       Software--2.9%

       Activision, Inc. (a)                            36,100           722,000
       Informatica Corp. (a)                           57,300           843,456
       NAVTEQ Corp. (a)                                 9,950           351,832
       Novell, Inc. (a)                                71,900           524,870
       Sybase, Inc. (a)                                42,150         1,019,608
       TIBCO Software, Inc. (a)                        49,300           449,616
                                                                 --------------
                                                                      3,911,382

       Specialty Retail--2.4%

       Abercrombie & Fitch Co. Class A                 10,750           877,845
       GameStop Corp. Class A (a)                       9,600           318,432
       Guitar Center, Inc. (a)                         17,650           817,195
       Urban Outfitters, Inc. (a)                      47,950         1,235,192
                                                                 --------------
                                                                      3,248,664

       Textiles, Apparel &
       Luxury Goods--0.6%

       Polo Ralph Lauren Corp.                          9,000           828,990

       Trading Companies & Distributors--1.7%

       InterLine Brands, Inc. (a)                      43,300           946,538
       UAP Holding Corp.                               49,150         1,359,981
                                                                 --------------
                                                                      2,306,519

       Wireless Telecommunication
       Services--0.6%

       SBA Communications Corp.
       Class A (a)                                     28,200           829,644

       Total Common Stocks in the United States                      51,859,931

       Total Common Stocks
       (Cost--$108,290,393)--97.4%                                  130,846,290



                                                   Beneficial
       Short-Term Securities                         Interest

       BlackRock Liquidity Series, LLC
       Cash Sweep Series, 5.26% (b)(d)             $3,488,720         3,488,720

       Total Short--Term Securities
       (Cost--$3,488,720)--2.6%                                       3,488,720

Total Investments (Cost--$111,779,113*)--100.0%                     134,335,010
Other Assets Less Liabilities--0.0%                                      35,276
                                                                 --------------
Net Assets--100.0%                                               $  134,370,286
                                                                 ==============



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments (concluded)

                                 Global SmallCap Portfolio    (in U.S. dollars)



  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     112,500,787
                                                  =================
    Gross unrealized appreciation                 $      22,857,097
    Gross unrealized depreciation                       (1,022,874)
                                                  -----------------
    Net unrealized appreciation                   $      21,834,223
                                                  =================

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                 Net               Interest
    Affiliate                                  Activity             Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                       $680,709            $226,043


(c) Depositary receipts.

(d) Represents the current yield as of April 30, 2007.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
    These industry classifications are unaudited.

  o Forward foreign exchange contracts as of April 30, 2007 were as follows:

                                                                 Unrealized
    Foreign                             Settlement             Appreciation
    Currency Purchased                     Date              (Depreciation)

    AUD        149,319                   May 2007                      (68)
    CAD        415,322                   May 2007                       356
    CHF         80,636                   May 2007                      (72)
    EUR         22,669                   May 2007                       104
    HKD        471,187                   May 2007                      (10)
    JPY     39,915,139                   May 2007                   (1,807)
    KRW    339,205,479                   May 2007                     (340)
    SGD         41,111                   May 2007                      (43)
                                                               ------------
    Total Unrealized Depreciation on Forward Foreign
    Exchange Contracts--Net (USD Commitment--$1,236,812)       $    (1,880)
                                                               ============


    Foreign                             Settlement               Unrealized
    Currency Sold                          Date                Depreciation

    CAD         61,529                   May 2007                     (146)
    EUR        209,397                   May 2007                     (877)
    GBP         25,243                   May 2007                      (82)
    JPY      7,269,137                   May 2007                     (109)
    ZAR         74,259                   May 2007                      (16)
                                                               ------------
    Total Unrealized Depreciation on Forward Foreign
    Exchange Contracts--Net (USD Commitment--$461,887)         $    (1,230)
                                                               ============

  o Currency Abbreviations:
       AUD     Australian Dollar
       CAD     Canadian Dollar
       CHF     Swiss Franc
       EUR     Euro
       GBP     British Pound
       HKD     Hong Kong Dollar
       JPY     Japanese Yen
       KRW     South Korean Won
       SGD     Singapore Dollar
       USD     U.S. Dollar
       ZAR     South African Rand

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments as of April 30, 2007

                     Mid Cap Value Opportunities Portfolio    (in U.S. dollars)

                                                       Shares
       Industry       Common Stocks                      Held          Value

Europe

Netherlands--0.7%

       Construction & Engineering--0.7%

       Chicago Bridge & Iron Co. NV                    25,300    $      876,139

       Total Common Stocks in Europe--0.7%                              876,139


North America

Canada--1.2%

       Diversified Telecommunication Services--1.3%
       BCE, Inc.                                       46,298         1,562,557
       Bell Aliant Regional Communications
         Income Fund                                      210             5,935

       Total Common Stocks in Canada                                  1,568,492


United States--91.2%

       Aerospace & Defense--2.2%

       Curtiss-Wright Corp.                            27,700         1,193,593
       Goodrich Corp.                                  28,900         1,642,676
                                                                 --------------
                                                                      2,836,269

       Biotechnology--1.9%

       Amylin Pharmaceuticals, Inc. (a)                25,300         1,045,649
       Human Genome Sciences, Inc. (a)                 98,800         1,064,076
       ImClone Systems, Inc. (a)                        7,400           309,986
                                                                 --------------
                                                                      2,419,711

       Capital Markets--1.3%

       Janus Capital Group, Inc.                       63,900         1,598,778

       Chemicals--1.7%

       Huntsman Corp.                                 112,300         2,201,080

       Commercial Banks--1.4%

       Cullen/Frost Bankers, Inc.                      12,500           639,625
       First Midwest Bancorp, Inc.                     31,700         1,139,298
                                                                 --------------
                                                                      1,778,923

       Commercial Services
       & Supplies--2.6%

       Allied Waste Industries, Inc. (a)              201,700         2,696,729
       Cintas Corp.                                    17,700           663,219
                                                                 --------------
                                                                      3,359,948

       Communications Equipment--3.7%

       Andrew Corp. (a)                               103,800         1,133,496
       Tellabs, Inc. (a)                              337,600         3,585,312
                                                                 --------------
                                                                      4,718,808

       Containers & Packaging--1.8%

       Smurfit-Stone Container Corp. (a)              194,900         2,348,545

       Diversified Telecommunication
       Services--0.0%

       Aruba Networks, Inc. (a)                           800            10,936

       Electrical Equipment--1.5%

       Hubbell, Inc. Class B                           36,800         1,902,192

       Electronic Equipment
       & Instruments--1.8%

       Tech Data Corp. (a)                             66,200         2,352,748



                                                       Shares
       Industry       Common Stocks                      Held          Value

North America (continued)

United States (continued)

       Energy Equipment & Services--4.2%

       BJ Services Co.                                 68,300    $    1,957,478
       Dresser-Rand Group, Inc. (a)                    50,300         1,605,073
       Rowan Cos., Inc.                                49,800         1,824,672
                                                                 --------------
                                                                      5,387,223

       Food Products--1.5%

       Smithfield Foods, Inc. (a)                      64,200         1,962,594

       Gas Utilities--1.1%

       Questar Corp.                                   15,000         1,456,950

       Health Care Equipment
       & Supplies--1.8%

       Edwards Lifesciences Corp. (a)                  45,600         2,234,400

       Health Care Providers
       & Services--1.2%

       Tenet Healthcare Corp. (a)                     207,000         1,535,940

       Health Care Technology--0.8%

       Emdeon Corp. (a)                                61,961         1,000,051

       Hotels, Restaurants & Leisure--1.2%

       CBRL Group, Inc.                                14,200           633,036
       Wyndham Worldwide Corp. (a)                     25,240           873,304
                                                                 --------------
                                                                      1,506,340

       Household Durables--1.5%

       Lennar Corp. Class A                            17,200           734,612
       Newell Rubbermaid, Inc.                         37,000         1,134,790
                                                                 --------------
                                                                      1,869,402

       IT Services--4.9%

       The BISYS Group, Inc. (a)                      108,700         1,257,659
       CheckFree Corp. (a)                             51,300         1,726,758
       Global Payments, Inc.                           85,500         3,247,290
                                                                 --------------
                                                                      6,231,707

       Insurance--5.4%

       Conseco, Inc. (a)                              152,500         2,697,725
       Everest Re Group Ltd.                           15,600         1,569,984
       HCC Insurance Holdings, Inc.                    83,400         2,557,044
                                                                 --------------
                                                                      6,824,753

       Internet Software
       & Services--1.8%

       CNET Networks, Inc. (a)                        278,900         2,351,127

       Leisure Equipment
       & Products--0.8%

       Brunswick Corp.                                 30,800         1,009,008

       Life Sciences Tools & Services--0.6%

       Affymetrix, Inc. (a)                            27,000           709,290

       Machinery--3.7%

       Joy Global, Inc.                                31,300         1,584,719
       Timken Co.                                      93,800         3,093,524
                                                                 --------------
                                                                      4,678,243

       Media--2.4%

       Harte-Hanks, Inc.                               55,000         1,435,500
       Valassis Communications, Inc. (a)               86,200         1,651,592
                                                                 --------------
                                                                      3,087,092



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments (continued)

                     Mid Cap Value Opportunities Portfolio    (in U.S. dollars)

                                                       Shares
       Industry       Common Stocks                      Held          Value

North America (continued)

United States (continued)

       Metals & Mining--1.9%

       Commercial Metals Co.                           33,600    $    1,126,608
       Nucor Corp.                                     19,400         1,231,124
                                                                 --------------
                                                                      2,357,732

       Multi-Utilities--3.6%

       Alliant Energy Corp.                            25,400         1,112,520
       OGE Energy Corp.                                60,400         2,321,776
       Wisconsin Energy Corp.                          23,400         1,141,686
                                                                 --------------
                                                                      4,575,982

       Multiline Retail--0.6%

       Family Dollar Stores, Inc.                      24,100           767,344

       Oil, Gas & Consumable Fuels--5.5%

       Cabot Oil & Gas Corp. Class A                   39,900         1,453,158
       Murphy Oil Corp.                                20,200         1,119,888
       Newfield Exploration Co. (a)                    71,400         3,123,750
       Noble Energy, Inc.                              21,300         1,252,653
                                                                 --------------
                                                                      6,949,449

       Pharmaceuticals--4.2%

       Endo Pharmaceuticals Holdings, Inc. (a)         80,000         2,475,200
       King Pharmaceuticals, Inc. (a)                  21,300           435,585
       Medicis Pharmaceutical Corp. Class A            78,900         2,398,560
                                                                 --------------
                                                                      5,309,345

       Real Estate Investment Trusts
       (REITs)--3.9%

       Alexandria Real Estate Equities, Inc.            9,400           994,990
       Crescent Real Estate EQT Co.                   158,400         3,248,784
       FelCor Lodging Trust, Inc.                      29,200           745,476
                                                                 --------------
                                                                      4,989,250

       Road & Rail--1.2%

       Con-way, Inc.                                   17,300           945,099
       JB Hunt Transport Services, Inc.                22,000           595,320
                                                                 --------------
                                                                      1,540,419

       Semiconductors & Semiconductor
       Equipment--2.1%

       Micron Technology, Inc. (a)                    229,900         2,636,953

       Software--4.7%

       BEA Systems, Inc. (a)                          213,500         2,517,165
       Citrix Systems, Inc. (a)                        37,700         1,229,020
       TIBCO Software, Inc. (a)                       243,500         2,220,720
                                                                 --------------
                                                                      5,966,905

       Specialty Retail--3.7%

       Foot Locker, Inc.                               79,600         1,893,684
       The Gap, Inc.                                  110,600         1,985,270
       RadioShack Corp.                                27,600           802,332
                                                                 --------------
                                                                      4,681,286



                                                       Shares
       Industry       Common Stocks                      Held          Value

North America (concluded)

United States (concluded)

       Textiles, Apparel
       & Luxury Goods--0.9%

       Jones Apparel Group, Inc.                       35,400    $    1,182,006

       Thrifts & Mortgage Finance--3.1%

       MGIC Investment Corp.                           20,700         1,275,327
       People's United Financial, Inc.                 46,800           931,788
       Webster Financial Corp.                         40,000         1,778,000
                                                                 --------------
                                                                      3,985,115

       Trading Companies
       & Distributors--2.9%

       United Rentals, Inc. (a)                        54,500         1,825,750
       WW Grainger, Inc.                               22,200         1,834,164
                                                                 --------------
                                                                      3,659,914

       Total Common Stocks in the
       United States                                                115,973,758

       Total Common Stocks in
       North America--92.4%                                         117,542,250

       Total Common Stocks
       (Cost--$110,495,213)--93.1%                                  118,418,389



                          Exchange-Traded Funds

North America

United States--5.3%

       iShares Dow Jones US Real Estate
         Index Fund                                    11,000           940,060
       iShares Dow Jones US Utilities Sector
         Index Fund                                    18,600         1,879,344
       iShares S&P SmallCap 600/BARRA
         Value Index Fund                              15,200         1,194,264
       iShares S&P SmallCap 600 Index Fund             13,400           930,228
       MidCap SPDR Trust Series 1                      11,700         1,856,790

       Total Exchange-Traded Funds
       (Cost--$6,078,384)--5.3%                                       6,800,686



                                                   Beneficial
       Short-Term Securities                         Interest

       BlackRock Liquidity Series, LLC
         Cash Sweep Series, 5.26% (b)(c)           $1,172,407         1,172,407

       Total Short-Term Investments
       (Cost--$1,172,407)--0.9%                                       1,172,407

Total Investments (Cost--$117,746,004*)--99.3%                      126,391,482
Other Assets Less Liabilities--0.7%                                     867,453
                                                                 --------------
Net Assets--100.0%                                               $  127,258,935
                                                                 ==============



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Schedule of Investments (concluded)

                     Mid Cap Value Opportunities Portfolio    (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $     118,432,279
                                                  =================
    Gross unrealized appreciation                 $      10,133,805
    Gross unrealized depreciation                       (2,174,602)
                                                  -----------------
    Net unrealized appreciation                   $       7,959,203
                                                  =================

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                       $(628,410)        $97,043


(c) Represents the current yield as of April 30, 2007.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
    These industry classifications are unaudited.

    See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007


Statements of Assets and Liabilities

                                                                         U.S.                         Global      Mid Cap Value
                                                                       Mortgage     High Income      SmallCap     Opportunities
As of April 30, 2007                                                  Portfolio      Portfolio      Portfolio       Portfolio
Assets

       Investments in unaffiliated securities, at value*            $ 266,996,239   $  88,522,124   $ 130,846,290   $ 125,219,075
       Investments in affiliated securities, at value**                10,682,516       6,156,732       3,488,720       1,172,407
       Cash                                                                   390              --              --         451,735
       Foreign cash***                                                         --              --         367,466              --
       Options purchased, at value****                                    122,534              --              --              --
       Unrealized appreciation on forward foreign exchange
       contracts                                                               --              --             460              --
       Unrealized appreciation on swaps                                    88,575             466              --              --
       Receivables:
         Interest                                                         893,398       1,835,047              --              --
         Securities sold                                              225,628,217          10,300       1,148,207       2,543,188
         Principal paydowns                                                10,469              --              --              --
         Beneficial interests sold                                        461,823         553,507       1,322,619       1,315,106
         Swaps                                                            604,917           1,939              --              --
         Dividends                                                             --              --         295,351         119,106
         Investment adviser                                                18,516          36,437          38,660          21,448
       Prepaid expenses and other assets                                   20,738           4,895           4,641           4,421
                                                                    -------------   -------------   -------------   -------------
       Total assets                                                   505,528,332      97,121,447     137,512,414     130,846,486
                                                                    -------------   -------------   -------------   -------------

Liabilities

       Options written, at value*****                                     146,544              --              --              --
       Unrealized depreciation on forward foreign exchange
       contracts                                                               --           3,233           3,570              --
       Unrealized depreciation on swaps                                   435,739           3,690              --              --
       Deferred foreign capital gain tax                                       --              --          31,583              --
       Bank overdraft                                                          --              --          76,499              --
       TBA sale commitments, at value++++                             103,033,703              --              --              --
       Payables:
         Securities purchased                                         280,044,023       1,676,923       2,283,379       3,311,264
         Dividends to shareholders                                        416,441         588,712              --              --
         Beneficial interests redeemed                                    151,618          41,768         321,536         231,253
         Variation margin                                                 197,661              --              --              --
         Swaps                                                            380,944              --              --              --
         Other affiliates                                                   3,542           2,862           5,484           5,484
       Accrued expenses and other liabilities                              40,831          36,656         420,077          39,550
                                                                    -------------   -------------   -------------   -------------
       Total liabilities                                              384,851,046       2,353,844       3,142,128       3,587,551
                                                                    -------------   -------------   -------------   -------------

Net Assets

       Net assets                                                   $ 120,677,286   $  94,767,603   $ 134,370,286   $ 127,258,935
                                                                    =============   =============   =============   =============

Net Assets Consist of

       Undistributed (accumulated distributions in excess of)
       investment income--net                                       $     234,246   $     (3,297)   $   1,902,944   $     415,306
       Undistributed (accumulated) realized capital gains
       (losses)--net                                                    (556,191)         (4,260)       2,884,287       6,428,793
       Unrealized appreciation--net                                        23,865       2,564,010      22,526,938       8,645,478
                                                                    -------------   -------------   -------------   -------------
       Total accumulated earnings (losses)--net                         (298,080)       2,556,453      27,314,169      15,489,577
                                                                    -------------   -------------   -------------   -------------
       Shares of beneficial interest, $.01 par value, unlimited
       shares authorized++                                                121,929          92,134         100,572         106,531
       Paid-in capital in excess of par                               120,853,437      92,119,016     106,955,545     111,662,827
                                                                    -------------   -------------   -------------   -------------
       Net assets                                                   $ 120,677,286   $  94,767,603   $ 134,370,286   $ 127,258,935
                                                                    =============   =============   =============   =============
           Net asset value per share                                $        9.90   $       10.29   $       13.36   $       11.95
                                                                    =============   =============   =============   =============
         * Identified cost for unaffiliated securities              $ 266,861,706   $  85,952,389   $ 108,290,393   $ 116,573,597
                                                                    =============   =============   =============   =============
        ** Identified cost for affiliated securities                $  10,682,516   $   6,156,732   $   3,488,720   $   1,172,407
                                                                    =============   =============   =============   =============
       *** Cost                                                     $          --              --   $     369,185              --
                                                                    =============   =============   =============   =============
      **** Premiums Paid                                            $     186,890              --              --              --
                                                                    =============   =============   =============   =============
     ***** Premiums Received                                        $     192,600              --              --              --
                                                                    =============   =============   =============   =============
        ++ Shares of beneficial interest outstanding                   12,192,856       9,213,419      10,057,184      10,653,129
                                                                    =============   =============   =============   =============
      ++++ Proceeds paid TBA sale commitments                       $ 103,351,796              --              --              --
                                                                    =============   =============   =============   =============

       See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007


Statements of Operations

                                                                         U.S.                         Global      Mid Cap Value
                                                                       Mortgage     High Income      SmallCap     Opportunities
For the Year Ended April 30, 2007                                     Portfolio      Portfolio      Portfolio       Portfolio
Investment Income

       Dividends**                                                  $          --   $          --   $   1,527,005   $   1,199,839
       Interest*                                                        5,428,550       6,834,696         226,043          97,043
                                                                    -------------   -------------   -------------   -------------
       Total income                                                     5,428,550       6,834,696       1,753,048       1,296,882
                                                                    -------------   -------------   -------------   -------------

Expenses

       Investment advisory fees                                           464,752         351,500         854,305         629,055
       Offering costs                                                      20,112          20,020          20,096          20,112
       Accounting services                                                 58,605          53,697          60,252          54,308
       Custodian fees                                                      13,508          12,069         222,658          29,665
       Printing and shareholder reports                                    17,665          15,495          17,213          16,950
       Transfer agent fees                                                 12,198          11,351          22,491          22,500
       Professional fees                                                   32,680          32,127          49,635          37,082
       Registration fees                                                   20,707          20,190          21,842          22,633
       Pricing services                                                    10,136          22,088           6,429           1,263
       Directors' fees and expenses                                        13,706          13,431          13,611          13,545
       Other                                                               10,169          12,056           9,683           9,837
                                                                    -------------   -------------   -------------   -------------
       Total expenses before waiver and reimbursement                     674,238         564,024       1,298,215         856,950
       Waiver and reimbursement of expenses                             (674,238)       (564,024)     (1,298,215)       (856,950)
                                                                    -------------   -------------   -------------   -------------
       Total expenses after waiver and reimbursement                           --              --              --              --
                                                                    -------------   -------------   -------------   -------------
       Investment income--net                                           5,428,550       6,834,696       1,753,048       1,296,882
                                                                    -------------   -------------   -------------   -------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
         Investments--net                                                 426,886         352,026     3,702,227++       9,372,999
         Futures contracts and swaps--net                                 127,872         (6,158)              --              --
         Foreign currency transactions--net                                    --         (2,200)       (101,279)              --
                                                                    -------------   -------------   -------------   -------------
       Total realized gain--net                                           554,758         343,668       3,600,948       9,372,999
                                                                    -------------   -------------   -------------   -------------
       Change in unrealized appreciation/depreciation on:
         Investments--net                                               1,253,369       2,047,519  12,419,269++++       2,690,755
         Foreign currency transactions--net                                    --         (5,579)         (1,573)              --
         Futures contracts and swaps--net                               (410,461)           6,890              --              --
         Options written--net                                              46,056              --              --              --
                                                                    -------------   -------------   -------------   -------------
       Total change in unrealized appreciation/depreciation--net          888,964       2,048,830      12,417,696       2,690,755
                                                                    -------------   -------------   -------------   -------------
       Total realized and unrealized gain--net                          1,443,722       2,392,498      16,018,644      12,063,754
                                                                    -------------   -------------   -------------   -------------
       Net Increase in Net Assets Resulting from Operations         $   6,872,272   $   9,227,194   $  17,771,692   $  13,360,636
                                                                    =============   =============   =============   =============
         * Interest from affiliates                                 $     344,901   $     493,681   $     226,043   $      97,043
                                                                    =============   =============   =============   =============
        ** Withholding tax                                                     --              --   $     107,963   $      11,844
                                                                    =============   =============   =============   =============

        ++ Includes $15,023 foreign capital gain tax.

      ++++ Includes $18,170 deferred foreign capital gain credit.

           See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007


Statements of Changes in Net Assets

                                                                      U.S. Mortgage Portfolio          High Income Portfolio

                                                                       For the     For the Period    For the     For the Period
                                                                      Year Ended  July 29, 2005++   Year Ended  July 29, 2005++
                                                                      April 30,     to April 30,    April 30,     to April 30,
Increase (Decrease) in Net Assets:                                       2007           2006           2007           2006
Operations

       Investment income--net                                       $   5,428,550   $   2,452,598   $   6,834,696   $   4,247,722
       Realized gain (loss)--net                                          554,758     (1,162,284)         343,668       (285,512)
       Change in unrealized appreciation/depreciation--net                888,964       (865,099)       2,048,830         515,180
                                                                    -------------   -------------   -------------   -------------
       Net increase in net assets resulting from operations             6,872,272         425,215       9,227,194       4,477,390
                                                                    -------------   -------------   -------------   -------------

Dividends to Shareholders

       Investment income--net                                         (5,142,969)     (2,452,598)     (6,840,319)     (4,307,812)
                                                                    -------------   -------------   -------------   -------------
       Net decrease in net assets resulting from dividends
       to shareholders                                                (5,142,969)     (2,452,598)     (6,840,319)     (4,307,812)
                                                                    -------------   -------------   -------------   -------------

Beneficial Interests Transactions

       Net increase in net assets derived from
       beneficial interests transactions                               35,916,614      85,033,752       3,161,236      89,024,914
                                                                    -------------   -------------   -------------   -------------

Net Assets

       Total increase in net assets                                    37,645,917      83,006,369       5,548,111      89,194,492
       Beginning of period                                             83,031,369          25,000      89,219,492          25,000
                                                                    -------------   -------------   -------------   -------------
       End of period*                                               $ 120,677,286   $  83,031,369   $  94,767,603   $  89,219,492
                                                                    =============   =============   =============   =============
           * Undistributed (accumulated distributions in
             excess of) investment income--net                      $     234,246              --   $     (3,297)   $    (32,020)
                                                                    =============   =============   =============   =============

          ++ Commencement of operations.

             See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007


Statements of Changes in Net Assets (concluded)

                                                                                                           Mid Cap Value
                                                                     Global SmallCap Portfolio        Opportunities Portfolio

                                                                       For the     For the Period    For the     For the Period
                                                                      Year Ended  August 2, 2005++  Year Ended  August 2, 2005++
                                                                      April 30,     to April 30,    April 30,     to April 30,
Increase (Decrease) in Net Assets:                                       2007           2006           2007           2006
Operations

       Investment income--net                                       $   1,753,048   $     675,536   $   1,296,882   $     634,733
       Realized gain--net                                               3,600,948         474,233       9,372,999       3,108,127
       Change in unrealized appreciation/depreciation--net             12,417,696      10,109,242       2,690,755       5,954,723
                                                                    -------------   -------------   -------------   -------------
       Net increase in net assets resulting
       from operations                                                 17,771,692      11,259,011      13,360,636       9,697,583
                                                                    -------------   -------------   -------------   -------------

Dividends and Distributions to Shareholders

       Investment income--net                                           (866,021)        (80,004)     (1,156,307)       (360,002)
       Realized gain--net                                               (769,153)         (1,356)     (5,909,557)       (142,776)
                                                                    -------------   -------------   -------------   -------------
       Net decrease in net assets resulting from dividends
       and distributions to shareholders                              (1,635,174)        (81,360)     (7,065,864)       (502,778)
                                                                    -------------   -------------   -------------   -------------

Beneficial Interests Transactions

       Net increase in net assets derived from
       beneficial interests transactions                               38,632,673      68,398,444      42,578,060      69,166,298
                                                                    -------------   -------------   -------------   -------------

Net Assets

       Total increase in net assets                                    54,769,191      79,576,095      48,872,832      78,361,103
       Beginning of period                                             79,601,095          25,000      78,386,103          25,000
                                                                    -------------   -------------   -------------   -------------
       End of period*                                               $ 134,370,286   $  79,601,095   $ 127,258,935   $  78,386,103
                                                                    =============   =============   =============   =============
           * Undistributed investment income--net                   $   1,902,944   $     345,161   $     415,306   $     274,731
                                                                    =============   =============   =============   =============

          ++ Commencement of operations.

             See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007


Financial Highlights

                                                                      U.S. Mortgage Portfolio          High Income Portfolio

                                                                       For the     For the Period    For the     For the Period
                                                                      Year Ended  July 29, 2005++   Year Ended  July 29, 2005++
The following per share data and ratios have been derived             April 30,     to April 30,    April 30,     to April 30,
from information provided in the financial statements.                   2007           2006           2007           2006
Per Share Operating Performance

       Net asset value, beginning of period                         $        9.72   $       10.00   $        9.95   $       10.00
                                                                    -------------   -------------   -------------   -------------
       Investment income--net**                                               .53             .34             .78             .54
       Realized and unrealized gain (loss)--net                               .15           (.28)             .36             .03
                                                                    -------------   -------------   -------------   -------------
       Total from investment operations                                       .68             .06            1.14             .57
                                                                    -------------   -------------   -------------   -------------
       Less dividends from Investment income--net                           (.50)           (.34)           (.80)           (.62)
                                                                    -------------   -------------   -------------   -------------
       Net asset value, end of period                               $        9.90   $        9.72   $       10.29   $        9.95
                                                                    =============   =============   =============   =============

Total Investment Return++++

       Based on net asset value per share                                   7.19%         .57%+++          11.98%        6.01%+++
                                                                    =============   =============   =============   =============

Ratios to Average Net Assets

       Expenses, net of waiver and reimbursement                             .00%           .00%*            .00%           .00%*
                                                                    =============   =============   =============   =============
       Expenses                                                              .67%           .75%*            .66%           .72%*
                                                                    =============   =============   =============   =============
       Investment income--net                                               5.37%          4.57%*           7.97%          8.24%*
                                                                    =============   =============   =============   =============

Supplemental Data

       Net assets, end of period (in thousands)                     $     120,677   $      83,031   $      94,768   $      89,219
                                                                    =============   =============   =============   =============
       Portfolio turnover                                               1,316.48%         381.53%          90.96%          60.80%
                                                                    =============   =============   =============   =============

         * Annualized.

        ** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Total investment returns exclude the effects of sales charges.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007


Financial Highlights (concluded)



                                                                                                           Mid Cap Value
                                                                     Global SmallCap Portfolio        Opportunities Portfolio

                                                                       For the     For the Period    For the     For the Period
                                                                      Year Ended  August 2, 2005++  Year Ended  August 2, 2005++
The following per share data and ratios have been derived             April 30,     to April 30,    April 30,     to April 30,
from information provided in the financial statements.                   2007           2006           2007           2006
Per Share Operating Performance

       Net asset value, beginning of period                         $       11.84   $       10.00   $       11.50   $       10.00
                                                                    -------------   -------------   -------------   -------------
       Investment income--net**                                               .21             .12             .15             .11
       Realized and unrealized gain (loss)--net                              1.51            1.73            1.15            1.48
                                                                    -------------   -------------   -------------   -------------
       Total from investment operations                                      1.72            1.85            1.30            1.59
                                                                    -------------   -------------   -------------   -------------
       Less dividends and distributions:
         Investment income--net                                             (.10)           (.01)           (.13)           (.06)
         Realized gain--net                                                 (.10)           --***           (.72)           (.03)
                                                                    -------------   -------------   -------------   -------------
       Total dividends and distributions                                    (.20)           (.01)           (.85)           (.09)
                                                                    -------------   -------------   -------------   -------------
       Net asset value, end of period                               $       13.36   $       11.84   $       11.95   $       11.50
                                                                    =============   =============   =============   =============

Total Investment Return++++

       Based on net asset value per share                                  15.03%       18.56%+++          12.51%       15.97%+++
                                                                    =============   =============   =============   =============

Ratios to Average Net Assets

       Expenses, net of waiver and reimbursement                             .00%           .00%*            .00%           .00%*
                                                                    =============   =============   =============   =============
       Expenses                                                             1.29%          1.47%*            .89%          1.00%*
                                                                    =============   =============   =============   =============
       Investment income--net                                               1.74%          1.51%*           1.34%          1.43%*
                                                                    =============   =============   =============   =============

Supplemental Data

       Net assets, end of period (in thousands)                     $     134,370   $      79,601   $     127,259   $      78,386
                                                                    =============   =============   =============   =============
       Portfolio turnover                                                  95.57%          62.54%          77.91%          84.27%
                                                                    =============   =============   =============   =============

         * Annualized.

        ** Based on average shares outstanding.

       *** Amount is less than $(.01) per share.

        ++ Commencement of operations.

      ++++ Total investment returns exclude the effects of sales charges.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (the "Portfolios" or individually as the "Portfolio") are each a series of Managed Account Series (the "Fund") and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Portfolios' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolios from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Equity securities held by the Portfolios that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of each Portfolio's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by BlackRock Advisors, LLC (the "Manager"), a wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Derivative financial instruments--Each Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index or if the counterparty does not perform under the contract.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Notes to Financial Statements (continued)


* Financial futures contracts--Each Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--Each Portfolio may enter into swap agreements, which are OTC contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

* Options--Each Portfolio may write and purchase covered call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Each Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--Each Portfolio may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolios may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is each of the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For U.S. Mortgage Portfolio and High Income Portfolio, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--Each Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Mortgage dollar rolls--The U.S. Mortgage Portfolio may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(j) TBA Commitments--The Portfolios may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Portfolios' other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

(k) Offering costs--Offering costs are amortized over a 12-month period beginning with the commencement of operations of each Portfolio.

(l) Bank overdraft--The Global SmallCap Portfolio recorded a bank overdraft, which resulted from management estimates of available cash.

(m) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolios' financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio's financial statements, if any, has not been determined.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Notes to Financial Statements (continued)


In addition, in February 2007, FASB issued "Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio's financial statements, if any, has not been determined.

(n) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:


U.S. Mortgage Portfolio

$51,335 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to accounting for swap agreements and paydowns. This reclassification has no effect on net assets or net asset values per share.


High Income Portfolio

$34,346 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions and amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


Global SmallCap Portfolio

$670,756 has been reclassified between undistributed net realized capital gains and undistributed net investment income. This reclassification is the result of permanent differences attributable to passive foreign investment companies, foreign currency transactions and characterization of expenses. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

Shareholders of each of the Portfolios approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. on the following dates:


                                                        Shareholder
                                                           Approval
                                                               Date

U.S. Mortgage Portfolio                                   8/15/2006
High Income Portfolio                                     8/15/2006
Global SmallCap Portfolio                                 8/15/2006
Mid Cap Value Opportunities Portfolio                     8/31/2006


BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund, on behalf of each Portfolio, and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into a separate Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of each of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Portfolio. For such services, the Manager receives, at the end of each month, a fee with respect to each Portfolio at the annual rates set forth below, which are based upon the average daily value of each Portfolio's net assets.




MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Notes to Financial Statements (continued)


                                                          Investment
                                                         Advisory Fee

U.S. Mortgage Portfolio                                      .46%
High Income Portfolio                                        .41%
Global SmallCap Portfolio                                    .85%
Mid Cap Value Opportunities Portfolio                        .65%


The Manager (and previously FAM) has contractually agreed to waive and reimburse all fees and expenses. This agreement has no fixed term. The Manager waived expenses for each Portfolio as follows:


                                                 For the            For the
                                                  Period             Period
                                             May 1, 2006     Sept. 30, 2006
                                            to Sept. 29,       to April 30,
                                                    2006               2007
                               Investment         Amount             Amount
                                 Advisory      Waived by          Waived by
                               Fee Earned            FAM        the Manager

U.S. Mortgage
  Portfolio                      $464,752       $173,544           $291,208
High Income
  Portfolio                      $351,500       $150,616           $200,884
Global SmallCap
  Portfolio                      $854,305       $291,525           $562,780
Mid Cap Value
  Opportunities
  Portfolio                      $629,055       $222,482           $406,573


In addition, the Manager (and previously FAM) reimbursed each Portfolio in additional operating expenses as follows:


                                             For the            For the
                                              Period             Period
                                         May 1, 2006       Nov. 1, 2006
                                        to Sept. 29,       to April 30,
                                                2006               2007
                                       Reimbursement      Reimbursement
                                              by FAM     by the Manager

U.S. Mortgage Portfolio                     $ 86,823           $122,663
High Income Portfolio                       $ 87,748           $124,776
Global SmallCap Portfolio                   $166,688           $277,222
Mid Cap Value Opportunities
  Portfolio                                 $ 92,960           $134,935


The Manager, on behalf of U.S. Mortgage Portfolio and High Income Portfolio, has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., ("BFM") an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the management fee paid by the Portfolios to the Manager.

In addition, the Manager, on behalf of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, ("BIM") an affiliate of the Manager, under which the Manager pays BIM, for services it provides, a monthly fee that is a percentage of the management fee paid by the Portfolios to the Manager.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolios have retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006 BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, for the year ended April 30, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated received commissions on the execution of portfolio transactions for certain portfolios as follows:


                                                            Commissions

High Income Portfolio                                           $   281
Global SmallCap Portfolio                                       $43,945
Mid Cap Value Opportunities Portfolio                           $64,003


Each Portfolio reimbursed the Manager and/or FAM for certain accounting services as follows:

                                             For the            For the
                                              Period             Period
                                         May 1, 2006       Oct. 1, 2006
                                        to Sept. 29,       to April 30,
                                                2006               2007
                                       Reimbursement      Reimbursement
                                              to FAM     to the Manager

U.S. Mortgage Portfolio                         $880             $1,902
High Income Portfolio                           $889             $  812
Global SmallCap Portfolio                       $893             $1,008
Mid Cap Value Opportunities
  Portfolio                                     $830             $1,008


Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is each Portfolio's transfer agent.

Prior to September 29, 2006, certain officers and/or trustees of each Portfolio were officers and/or directors of FAM, PSI, FAMD, FDS, Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of each Portfolio are officers and/or directors of BlackRock, Inc. or its affiliates.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended April 30, 2007, were as follows:


                                           Purchases              Sales

U.S. Mortgage Portfolio               $1,894,238,457     $1,661,822,513
High Income Portfolio                 $   80,796,661     $   67,893,517
Global SmallCap Portfolio             $  133,468,798     $   94,832,378
Mid Cap Value Opportunities
  Portfolio                           $  158,138,563     $  121,278,183


U.S. Mortgage Portfolio

Transactions in call options written for the year ended April 30, 2007, were as follows:


                                           Number of           Premiums
                                         Contracts++           Received

Outstanding call options written,
   beginning of year                              --                 --
Options written                                    6    $        96,300
                                     ---------------    ---------------
Outstanding call options written,
   end of year                                     6    $        96,300
                                     ===============    ===============

 ++ One contract represents a notional amount of $1,000,000.


Transactions in put options written for the year ended April 30, 2007, were as follows:


                                          Number of            Premiums
                                         Contracts++           Received
Outstanding put options written,
   beginning of year                              --                 --
Options written                                    6    $        96,300
                                     ---------------    ---------------
Outstanding put options written,
   end of year                                     6    $        96,300
                                     ===============    ===============

 ++ One contract represents a notional amount of $1,000,000.


4. Beneficial Interests Transactions:

U.S. Mortgage Portfolio

Transactions in beneficial interests were as follows:

For the Year Ended                                               Dollar
April 30, 2007                                Shares             Amount

Shares sold                                4,886,275    $    48,033,164
Shares issued to shareholders in
   reinvestment of dividends                  15,036            147,596
                                     ---------------    ---------------
Total shares issued                        4,901,311         48,180,760
Shares redeemed                          (1,247,174)       (12,264,146)
                                     ---------------    ---------------
Net increase                               3,654,137    $    35,916,614
                                     ===============    ===============



For the Period July 29, 2005++                                   Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                9,108,251    $    90,674,190
Shares issued to shareholders in
   reinvestment of dividends                   5,819             57,292
                                     ---------------    ---------------
Total shares issued                        9,114,070         90,731,482
Shares redeemed                            (577,851)        (5,697,730)
                                     ---------------    ---------------
Net increase                               8,536,219    $    85,033,752
                                     ===============    ===============

 ++ Prior to July 29, 2005 (commencement of operations), the Portfolio issued 2,500 shares to FAM for $25,000.


High Income Portfolio

Transactions in beneficial interests were as follows:


For the Year Ended                                               Dollar
April 30, 2007                                Shares             Amount

Shares sold                                4,771,203    $    47,623,208
Shares issued to shareholders in
   reinvestment of dividends                  24,082            240,848
                                     ---------------    ---------------
Total shares issued                        4,795,285         47,864,056
Shares redeemed                          (4,546,504)       (44,702,820)
                                     ---------------    ---------------
Net increase                                 248,781    $     3,161,236
                                     ===============    ===============



For the Period July 29, 2005++                                   Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                9,732,917    $    96,605,175
Shares issued to shareholders in
   reinvestment of distributions              10,512            103,288
                                     ---------------    ---------------
Total shares issued                        9,743,429         96,708,463
Shares redeemed                            (781,291)        (7,683,549)
                                     ---------------    ---------------
Net increase                               8,962,138    $    89,024,914
                                     ===============    ===============

 ++ Prior to July 29, 2005 (commencement of operations), the Portfolio issued 2,500 shares to FAM for $25,000.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Notes to Financial Statements (continued)


Global SmallCap Portfolio

Transactions in beneficial interests were as follows:


For the Year Ended                                               Dollar
April 30, 2007                                Shares             Amount

Shares sold                                4,481,139    $    52,610,737
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                               3,046             32,749
                                     ---------------    ---------------
Total shares issued                        4,484,185         52,643,486
Shares redeemed                          (1,148,118)       (14,010,813)
                                     ---------------    ---------------
Net increase                               3,336,067    $    38,632,673
                                     ===============    ===============



For the Period August 2, 2005++                                  Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                7,459,383    $    76,353,737
Shares issued to shareholders in
   reinvestment of distributions                 107              1,112
                                     ---------------    ---------------
Total shares issued                        7,459,490         76,354,849
Shares redeemed                            (740,873)        (7,956,405)
                                     ---------------    ---------------
Net increase                               6,718,617    $    68,398,444
                                     ===============    ===============

 ++ Prior to August 2, 2005 (commencement of operations), the
    Portfolio issued 2,500 shares to FAM for $25,000.



Mid Cap Value Opportunities Portfolio

Transactions in beneficial interests were as follows:


For the Year Ended                                               Dollar
April 30, 2007                                Shares             Amount

Shares sold                                4,770,696    $    53,106,610
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              13,601            144,449
                                     ---------------    ---------------
Total shares issued                        4,784,297         53,251,059
Shares redeemed                            (945,690)       (10,672,999)
                                     ---------------    ---------------
Net increase                               3,838,607    $    42,578,060
                                     ===============    ===============



For the Period August 2, 2005++                                  Dollar
to April 30, 2006                             Shares             Amount

Shares sold                                7,433,392    $    75,747,966
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 660              6,961
                                     ---------------    ---------------
Total shares issued                        7,434,052         75,754,927
Shares redeemed                            (622,030)        (6,588,629)
                                     ---------------    ---------------
Net increase                               6,812,022    $    69,166,298
                                     ===============    ===============

 ++ Prior to August 2, 2005 (commencement of operations) the
    Portfolio issued 2,500 shares to FAM for $25,000.


5. Short-Term Borrowings:
The Fund, on behalf of each Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. Each Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. Each Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended April 30, 2007.


6. Distributions to Shareholders:

U.S. Mortgage Portfolio

The tax character of distributions paid during the year ended April 30, 2007 was as follows:


                                                            7/29/2005++
                                           4/30/2007       to 4/30/2006

Distributions paid from:
  Ordinary income                    $     5,142,969    $     2,452,598
                                     ---------------    ---------------
Total taxable distributions          $     5,142,969    $     2,452,598
                                     ===============    ===============

  ++ Commencement of operations.


As of April 30, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income--net                      $       234,246
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               234,246
Capital loss carryforward                                    (479,623)*
Unrealized losses--net                                       (52,703)**
                                                        ---------------
Total accumulated losses--net                           $     (298,080)
                                                        ===============

 * On April 30, 2007 the Fund had a net capital loss carryforward of $479,623 of which $389,731 expires in 2014 and $89,892 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the deferral of post-October capital losses for tax purposes.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Notes to Financial Statements (concluded)


High Income Portfolio

The tax character of distributions paid during the year ended April 30, 2007 was as follows:


                                                            7/29/2005++
                                           4/30/2007       to 4/30/2006

Distributions paid from:
  Ordinary income                    $     6,840,319    $     4,307,812
                                     ---------------    ---------------
Total taxable distributions          $     6,840,319    $     4,307,812
                                     ===============    ===============

 ++ Commencement of operations.


As of April 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                      $        70,771
Undistributed long-term capital gains - net                       2,287
                                                        ---------------
Total undistributed earnings--net                                73,058
Capital loss carryforward                                            --
Unrealized gains--net                                        2,483,395*
                                                        ---------------
Total accumulated earnings--net                         $     2,556,453
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


Global SmallCap Portfolio

The tax character of distributions paid during the year ended April 30, 2007 was as follows:

                                                            8/02/2005++
                                           4/30/2007       to 4/30/2006

Distributions paid from:
  Ordinary income                    $     1,635,174    $        81,360
                                     ---------------    ---------------
Total taxable distributions          $     1,635,174    $        81,360
                                     ===============    ===============

 ++ Commencement of operations.


As of April 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                      $     2,614,953
Undistributed long-term capital gains--net                    2,890,894
                                                        ---------------
Total undistributed earnings--net                             5,505,847
Capital loss carryforward                                            --
Unrealized gains--net                                       21,808,322*
                                                        ---------------
Total accumulated earnings--net                         $    27,314,169
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.


Mid Cap Value Opportunities

The tax character of distributions paid during the year ended April 30, 2007 was as follows:


                                                            8/02/2005++
                                           4/30/2007       to 4/30/2006

Distributions paid from:
  Ordinary income                    $     6,446,769    $       502,778
  Net long-term capital gains                619,095                 --
                                     ---------------    ---------------
Total taxable distributions          $     7,065,864    $       502,778
                                     ===============    ===============

 ++ Commencement of operations.


As of April 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                      $     5,601,614
Undistributed long-term capital gains--net                    1,928,760
                                                        ---------------
Total undistributed earnings--net                             7,530,374
Capital loss carryforward                                            --
Unrealized gains--net                                        7,959,203*
                                                        ---------------
Total accumulated earnings--net                         $    15,489,577
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Managed Account Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Account Series (the "Fund"), comprising U.S. Mortgage Portfolio, High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (the "Portfolios") as of April 30, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period July 29, 2005 (commencement of operations) through April 30, 2006 for U.S. Mortgage Portfolio and High Income Portfolio and for the period August 2, 2005 (commencement of operations) through April 30, 2006 for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstate ment. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Managed Account Series as of April 30, 2007, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for the year then ended and for the period July 29, 2005 (commencement of operations) through April 30, 2006 for U.S. Mortgage Portfolio and High Income Portfolio and for the period August 2, 2005 (commencement of operations) through April 30, 2006 for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
June 28, 2007



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007


Important Tax Information


U.S. Mortgage Portfolio


The following information is provided with respect to the ordinary income distributions paid by U.S. Mortgage Portfolio of Managed Account Series for the fiscal year ended April 30, 2007:


Federal Obligation Interest

Months Paid:              May 2006 - April 2007                 4.56%*

Interest-Related Dividends for Non-U.S. Residents

Months Paid:              May 2006                             99.59%**
                          June 2006 - December 2006            99.42%**
                          January 2007 - April 2007            97.03%**

 * The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



High Income Portfolio


The following information is provided with respect to the ordinary income distributions paid by High Income Portfolio of Managed Account Series for the fiscal year ended April 30, 2007:


Interest-Related Dividends for Non-U.S. Residents

Months Paid:              May 2006 - December 2006              79.21%*
                          January 2007 - April 2007             81.83%*

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



Global SmallCap Portfolio


The following information is provided with respect to the ordinary income distributions paid by Global SmallCap Portfolio of Managed Account Series during the fiscal year ended April 30, 2007:


                      Record Date:         July 13, 2006     December 12, 2006
                      Payable Date:        July 19, 2006     December 14, 2006

Qualified Dividend Income for Individuals        39.09%*              100%*
Dividends Qualifying for the Dividends
  Received Deduction for Corporations             4.78%*            23.22%*
Foreign Source Income                            45.54%                 0%*
Foreign Taxes Paid per share                   $.006357           $.000000
Short-Term Capital Gain Dividends for
  Non-U.S. Residents                             67.75%**               0%**

 * Expressed as a percentage of the cash distribution grossed-up for foreign taxes. The fund hereby designates the percentage indicated above or the maximum amount allowable by law.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


The foreign taxes paid represent taxes incurred by the Portfolio on income received by the Portfolio from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Important Tax Information (concluded)


Mid Cap Value Opportunities Portfolio


The following information is provided with respect to the ordinary income distributions paid by Mid Cap Value Opportunities Portfolio of the Managed Account Series during the fiscal year ended April 30, 2007:


                      Record Date:         July 13, 2006     December 12, 2006
                      Payable Date:        July 19, 2006     December 14, 2006

Qualified Dividend Income for Individuals        5.02%*            21.25%*
Dividends Qualifying for the Dividends
  Received Deduction for Corporations           11.55%*            15.10%*
Short-Term Capital Gain Dividends for
  Non-U.S. Residents                            92.05%**           70.52%**

 * The Portfolio hereby designates the percentage indicated above or the maximum amount allowable by law.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


Additionally, the Portfolio distributed long-term capital gains of $.001668 per share to shareholders of record on July 13, 2006 and $.067597 per share to shareholders of record on December 12, 2006.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007


Officers and Trustees

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served     Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Interested Trustee

Robert C. Doll, Jr.*  Fund           2005 to    Vice Chairman and Director of BlackRock, Inc.,   122 Funds      None
P.O. Box 9011         President      present    Global Chief Investment Officer for Equities,    168 Portfolios
Princeton,            and                       Chairman of the BlackRock Retail Operating
NJ 08543-9011         Trustee                   Committee, and member of the BlackRock
Age: 52                                         Executive Committee since 2006; President of
                                                the funds advised by Merrill Lynch Investment
                                                Managers, L.P. ("MLIM") and its affiliates
                                                ("MLIM/FAM-advised funds") from 2005 to
                                                2006 and Chief Investment Officer thereof from
                                                2001 to 2006; President of MLIM and Fund
                                                Asset Management, L.P. ("FAM") from 2001
                                                to 2006; Co-Head (Americas Region) thereof
                                                from 2000 to 2001 and Senior Vice President
                                                from 1999 to 2001; President and Director of
                                                Princeton Services, Inc. ("Princeton Services")
                                                and President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") from 2001 to 2006;
                                                Chief Investment Officer of OppenheimerFunds,
                                                Inc. in 1999 and Executive Vice President thereof
                                                from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC or its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Officers and Trustees (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served     Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Independent Trustees*


James H. Bodurtha**   Trustee        2005 to    Director, The China Business Group, Inc. since   37 Funds       None
P.O. Box 9095                        present    1996 and Executive Vice President thereof from   57 Portfolios
Princeton,                                      1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                   Holding Corporation since 1980; Partner, Squire,
Age: 63                                         Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot      Trustee        2005 to    Professor, Harvard University since 1992;        37 Funds       None
P.O. Box 9095                        present    Professor, Massachusetts Institute of            57 Portfolios
Princeton,                                      Technology from 1986 to 1992.
NJ 08543-9095
Age: 49


Joe Grills**          Trustee        2005 to    Member of the Committee of Investment of         37 Funds       Kimco Realty
P.O. Box 9095                        present    Employee Benefit Assets of the Association of    57 Portfolios  Corporation
Princeton,                                      Financial Professionals ("CIEBA") since 1986;
NJ 08543-9095                                   Member of CIEBA's Executive Committee since
Age: 72                                         1988 and its Chairman from 1991 to 1992;
                                                Assistant Treasurer of International Business
                                                Machines Corporation ("IBM") and Chief
                                                Investment Officer of IBM Retirement Funds
                                                from 1986 to 1993; Member of the Investment
                                                Advisory Committee of the State of New York
                                                Common Retirement Fund from 1989 to 2006;
                                                Member of the Investment Advisory Committee
                                                of the Howard Hughes Medical Institute from
                                                1997 to 2000; Director, Duke University
                                                Management Company from 1992 to 2004,
                                                Vice Chairman thereof from 1998 to 2004, and
                                                Director Emeritus thereof since 2004; Director,
                                                LaSalle Street Fund from 1995 to 2001; Director,
                                                Kimco Realty Corporation since 1997; Member
                                                of the Investment Advisory Committee of the
                                                Virginia Retirement System since 1998, Vice
                                                Chairman thereof from 2002 to 2005, and
                                                Chairman thereof since 2005; Director, Montpelier
                                                Foundation since 1998, its Vice Chairman from
                                                2000 to 2006, and Chairman, thereof, since 2006;
                                                Member of the Investment Committee of the
                                                Woodberry Forest School since 2000; Member of
                                                the Investment Committee of the National Trust
                                                for Historic Preservation since 2000.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Trustees and the Audit Committee.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Officers and Trustees (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                        Position(s)  Length of                                                   Fund Complex   Directorships
                        Held with    Time                                                        Overseen by    Held by
Name, Address & Age     Fund         Served     Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Independent Trustees* (concluded)


Herbert I. London       Trustee      2005 to    Professor Emeritus, New York University since    37 Funds       None
P.O. Box 9095                        present    2005; John M. Olin Professor of Humanities,      57 Portfolios
Princeton,                                      New York University from 1993 to 2005; and
NJ 08543-9095                                   Professor thereof from 1980 to 2005; President,
Age: 68                                         Hudson Institute since 1997 and Trustee thereof
                                                since 1980; Dean, Gallatin Division of New York
                                                University from 1976 to 1993; Distinguished Fellow,
                                                Herman Kahn Chair, Hudson Institute from 1984
                                                to 1985; Chairman of the Board of Directors of
                                                Vigilant Research, Inc. since 2006; Member of the
                                                Board of Directors for Grantham University since
                                                2006; Director of AIMS since 2006; Director of
                                                Reflex Security since 2006; Director of InnoCentive,
                                                Inc. since 2006; Director of Cerego, LLC since 2005;
                                                Director, Damon Corp. from 1991 to 1995; Overseer,
                                                Center for Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo     Trustee      2005 to    Shareholder, Modrall, Sperling, Roehl,           37 Funds       None
P.O. Box 9095                        present    Harris & Sisk, P.A. since 1993; President,       57 Portfolios
Princeton,                                      American Bar Association from 1995 to 1996
NJ 08543-9095                                   and Member of the Board of Governors thereof
Age: 64                                         from 1994 to 1997; Shareholder, Poole, Kelly
                                                and Ramo, Attorneys at Law P.C. from 1977 to
                                                1993; Director of ECMC Group (service provider
                                                to students, schools and lenders) since 2001;
                                                Director, United New Mexico Bank (now Wells
                                                Fargo) from 1983 to 1988; Director, First
                                                National Bank of New Mexico (now Wells
                                                Fargo) from 1975 to 1976; Vice President,
                                                American Law Institute since 2004.


Robert S. Salomon, Jr.  Trustee      2005 to    Principal of STI Management (investment          37 Funds       None
P.O. Box 9095                        present    adviser) from 1994 to 2005; Chairman and         57 Portfolios
Princeton,                                      CEO of Salomon Brothers Asset Management Inc.
NJ 08543-9095                                   from 1992 to 1995; Chairman of Salomon Brothers
Age: 70                                         Equity Mutual Funds from 1992 to 1995; regular
                                                columnist with Forbes Magazine from 1992 to
                                                2002; Director of Stock Research and U.S. Equity
                                                Strategist at Salomon Brothers Inc. from 1975 to
                                                1991; Trustee, Commonfund from 1980 to 2001.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Officers and Trustees (concluded)


                      Position(s)    Length of
                      Held with      Time
Name, Address & Age   Fund           Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice           2005 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      present    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,            and                       ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011         Treasurer                 Treasurer thereof from 1999 to 2006); Vice President of MLIM and FAM from 1990
Age: 46                                         to 1997.


Murali Balaraman      Vice           2005 to    Director of BlackRock, Inc. since 2006; Director of MLIM from 2006 to 2006; Vice
P.O. Box 9011         President      present    President of MLIM from 1998 to 2006; Portfolio Manager at Atlas Capital
Princeton,                                      Management from 1997 to 1998; Director of Investments for Samuel Asset
NJ 08543-9011                                   Management from 1997 to 1998.
Age: 41


Robin Elise Baum      Vice           2005 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from
P.O. Box 9011         President      present    2000 to 2006; First Vice President of MLIM from 1999 to 2000; Director of MLIM
Princeton,                                      from 1997 to 1999; Vice President of MLIM from 1995 to 1997.
NJ 08543-9011
Age: 46


John Coyle            Vice           2005 to    Director of BlackRock, Inc. since 2006; Director of MLIM from 2006 to 2006; Vice
P.O. Box 9011         President      present    President of MLIM from 2004 to 2006; Managing Director and Portfolio Manager with
Princeton,                                      Bear Stearns Asset Management from 2001 to 2004; Vice President of MLIM from
NJ 08543-9011                                   1998 to 2001
Age: 45


Karen Clark           Fund Chief     2007 to    Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011         Compliance     present    BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton,            Officer                   2007; Principal and Senior Compliance Officer, State Street Global Advisors,
NJ 08543-9011                                   from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
Age: 42                                         to 2001; and Branch Chief, Division of Investment Management and Office of
                                                Compliance Inspections and Examinations, U.S. Securities and Exchange Commission,
                                                from 1993 to 1998.


Alice A. Pellegrino   Secretary      2005 to    Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present    2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
Princeton,                                      MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. ("FAMD")
NJ 08543-9011                                   and Princeton Services from 2004 to 2006.
Age: 47


 * Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodians

U.S Mortgage Portfolio                  Global SmallCap Portfolio
High Income Portfolio                   Mid Cap Value Opportunities Portfolio
State Street Bank and Trust Company     Brown Brothers Harriman & Co.
P.O. Box 351                            40 Water Street
Boston, MA 02101                        Boston, MA 02109-3661



Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can signup for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
    http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



MANAGED ACCOUNT SERIES                                           APRIL 30, 2007



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills and (2) Robert S. Salomon, Jr.

Item 4 -   Principal Accountant Fees and Services

           U.S. Mortgage Portfolio
           (a) Audit Fees -         Fiscal Year Ending April 30, 2007 - $25,000
                                    Fiscal Year Ending April 30, 2006 - $25,000

           (b) Audit-Related Fees - Fiscal Year Ending April 30, 2007 - $0
                                    Fiscal Year Ending April 30, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ending April 30, 2007 - $6,100
                                    Fiscal Year Ending April 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending April 30, 2007 - $0
                                    Fiscal Year Ending April 30, 2006 - $0

           High Income Portfolio
           (a) Audit Fees -         Fiscal Year Ending April 30, 2007 - $25,000
                                    Fiscal Year Ending April 30, 2006 - $25,000

           (b) Audit-Related Fees - Fiscal Year Ending April 30, 2007 - $0
                                    Fiscal Year Ending April 30, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ending April 30, 2007 - $6,100
                                    Fiscal Year Ending April 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending April 30, 2007 - $0
                                    Fiscal Year Ending April 30, 2006 - $0

           Global SmallCap Portfolio
           (a) Audit Fees -         Fiscal Year Ending April 30, 2007 - $28,000
                                    Fiscal Year Ending April 30, 2006 - $28,000

           (b) Audit-Related Fees - Fiscal Year Ending April 30, 2007 - $0
                                    Fiscal Year Ending April 30, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ending April 30, 2007 - $6,100
                                    Fiscal Year Ending April 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending April 30, 2007 - $0
                                    Fiscal Year Ending April 30, 2006 - $0

           Mid Cap Value Opportunities Portfolio
           (a) Audit Fees -         Fiscal Year Ending April 30, 2007 - $28,500
                                    Fiscal Year Ending April 30, 2006 - $28,500

           (b) Audit-Related Fees - Fiscal Year Ending April 30, 2007 - $0
                                    Fiscal Year Ending April 30, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ending April 30, 2007 - $6,100
                                    Fiscal Year Ending April 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending April 30, 2007 - $0
                                    Fiscal Year Ending April 30, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ended April 30, 2007 - $2,711,583
               Fiscal Year Ended April 30, 2006 - $3,439,633

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Managed Account Series


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Managed Account Series


Date: June 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Managed Account Series


Date: June 19, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       Managed Account Series


Date: June 19, 2007